UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

EXCHANGE PLACE ADVISORS TRUST

(Name of Registrant as Specified in Its Charter)

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	(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

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North Square Spectrum Alpha Fund

North Square Preferred and Income Securities Fund

North Square Dynamic Small Cap Fund

North Square Strategic Income Fund

North Square Select Small Cap Fund (formerly North Square Advisory Research Small Cap Value Fund)

North Square Altrinsic International Equity Fund

North Square McKee Bond Fund

North Square Tactical Growth Fund

North Square Tactical Defensive Fund

North Square Core Plus Bond Fund (formerly North Square Trilogy Alternative Return Fund)

North Square Kennedy MicroCap Fund

North Square Small Cap Value Fund

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF,

Each a Series of

Exchange Place Advisors Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

November 3, 2025

Dear Shareholder:

The enclosed Joint Proxy Statement contains information about the following proposals to be voted on by the shareholders of each fund listed above (each a “Fund,” and collectively, the “Funds”), each of which is a separate series of Exchange Place Advisors Trust (the “Trust”), at a joint special meeting of shareholders of each Fund to be held on December 19, 2025:

Proposal		Shareholders Entitled to Vote
1.	To approve new investment advisory agreements (the “New Advisory Agreements”) between the Trust, on behalf of each Fund, and North Square Investments, LLC (“NSI”) (“Proposal 1”)	Shareholders of each Fund, with each Fund voting separately on the Proposal.
2.	To approve an amendment to the fundamental concentration policy of the North Square Preferred and Income Securities Fund (“Proposal 2”)	Shareholders of North Square Preferred and Income Securities Fund only.

Approval of Proposal 1 is sought in connection with the proposed acquisition of NSI, through its parent company NSI Holdco, LLC, by Azimut Group, an independent global asset manager based in Milan, Italy via its U.S. subsidiary, Azimut U.S. Holdings Inc. (the “Transaction”). The Transaction is expected to close in early 2026, subject to regulatory approvals and customary closing conditions. In connection with the Transaction, NSI Holdco, LLC will be renamed Azimut NSI, LLC. The Transaction is not expected to result in any material changes to the day-to-day management of the Funds or NSI or to the Funds’ investment objectives and principal investment strategies. NSI does not anticipate any changes with respect to the services currently provided to the Funds.

The Transaction will be deemed a change of control of NSI, which will cause an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), of each Fund’s current investment advisory agreement with NSI and result in the automatic termination of such agreement, effective as of the closing of the Transaction (the “Closing”). In addition, the Transaction will result in a change of control of NSI’s affiliated sub-adviser, CSM Advisors, LLC (“CSM”). The Transaction also will result in the termination of each of the sub-advisory agreements between NSI and the sub-advisers to the Funds. As a result of the Transaction, a currently unaffiliated sub-adviser, Kennedy Capital Management LLC (“Kennedy Capital”), which is majority-owned by Azimut U.S. Holdings Inc., will become an affiliate of NSI and of CSM, and NSI, CSM and Kennedy Capital will be under the common control of Azimut NSI, LLC.

In order to help ensure that each Fund’s investment program continues uninterrupted, we are asking you to approve the New Advisory Agreements so that NSI and the current sub-advisers to the Funds can provide advisory services to the Funds after the Closing. The New Advisory Agreements have terms which are substantially the same as the Current Advisory Agreements with respect to the Funds, including that the advisory fee rates payable by the Funds under the New Advisory Agreements are the same as the current advisory fee rates. New sub-advisory agreements with the Funds’ sub-advisers will be entered into to ensure that the current sub-advisers to the Funds can continue to provide services to the Funds after the Closing. Shareholder approval is not required for the new sub-advisory agreements pursuant to the Funds’ “manager-of-managers” exemptive relief from the Securities and Exchange Commission.

Under the 1940 Act, the New Advisory Agreements must be approved with respect to each Fund at a meeting of such Fund’s shareholders.

Proposal 2 seeks approval by the shareholders of the North Square Preferred and Income Securities Fund of an amendment to its fundamental investment policy regarding concentration to provide that, under normal circumstances, the North Square Preferred and Income Securities Fund will invest, directly or indirectly, at least 25% of its total assets in the banking, financial services, and insurance group of industries.

The Board voted unanimously to approve each Proposal. The Board believes that each Proposal is in the best interests of each Fund and its shareholders. The Board recommends that you vote in favor of each Proposal.

The enclosed Joint Proxy Statement contains additional information regarding the Proposals and describes the voting process for shareholders. Please review and consider the enclosed materials carefully, and then please take a moment to vote. The proxy votes will be reported at the special joint meeting of shareholders scheduled for December 19, 2025. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on December 18, 2025. If you have any questions regarding the issues to be voted on or need assistance in voting your shares, please contact Okapi Partners, our proxy solicitor, toll-free at (877) 279-2311. Representatives are available Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time.

Thank you for your continued support.

Sincerely,

/s/ Ian Martin
Ian Martin,
President and Principal Executive Officer

North Square Spectrum Alpha Fund

North Square Preferred and Income Securities Fund

North Square Dynamic Small Cap Fund

North Square Strategic Income Fund

North Square Select Small Cap Fund (formerly North Square Advisory Research Small Cap Value Fund)

North Square Altrinsic International Equity Fund

North Square McKee Bond Fund

North Square Tactical Growth Fund

North Square Tactical Defensive Fund

North Square Core Plus Bond Fund (formerly North Square Trilogy Alternative Return Fund)

North Square Kennedy MicroCap Fund

North Square Small Cap Value Fund

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF,

Each a Series of Exchange Place Advisors Trust

c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Joint Special Meeting of Shareholders (together with any postponements or adjournments thereof, the “Meeting”) of each fund listed above (each a “Fund” and collectively, the “Funds”), each of which is a separate series of Exchange Place Advisors Trust (the “Trust”) listed above will be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on December 19, 2025, at 2:00 p.m., Eastern time, for the purpose of voting on the following proposals (the “Proposals”) and to transact such other business, if any, as may properly come before the Meeting:

Proposal		Shareholders Entitled to Vote
1.	To approve new investment advisory agreements (the “New Advisory Agreements”) between the Trust, on behalf of each Fund, and North Square Investments, LLC (“NSI”) (“Proposal 1”)	Shareholders of each Fund, with each Fund voting separately on the Proposal.
2.	To approve an amendment to the fundamental concentration policy of the North Square Preferred and Income Securities Fund (“Proposal 2”)	Shareholders of North Square Preferred and Income Securities Fund only.

The Trust’s Board of Trustees unanimously recommends that shareholders of each Fund vote FOR Proposal 1 and that shareholders of North Square Preferred and Income Securities Fund also vote FOR Proposal 2.

Holders of record of shares of the Funds at the close of business on October 23, 2025, are entitled to vote at the Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

If a quorum with respect to a Fund is not present at the Meeting, or if a quorum with respect to a Fund is present at the Meeting but sufficient votes to approve a Proposal with respect to such Fund are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting with respect to such Fund to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are present at or represented at the Meeting by proxy. For each Proposal, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST the Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Trustees,

/s/ Karen Jacoppo-Wood
Karen Jacoppo-Wood, Secretary

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to participate in the Meeting in person and vote your shares at that time, you will still be able to do so.

Important Notice Regarding Availability of Joint Proxy Statement for the Joint Special Meeting of Shareholders to be held on December 19, 2025. The Notice and accompanying Joint Proxy Statement is available on the Internet at www.OkapiVote.com/EPAT. On this website, you also will be able to access any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

North Square Spectrum Alpha Fund

North Square Preferred and Income Securities Fund

North Square Dynamic Small Cap Fund

North Square Strategic Income Fund

North Square Select Small Cap Fund (formerly North Square Advisory Research Small Cap Value Fund)

North Square Altrinsic International Equity Fund

North Square McKee Bond Fund

North Square Tactical Growth Fund

North Square Tactical Defensive Fund

North Square Core Plus Bond Fund (formerly North Square Trilogy Alternative Return Fund)

North Square Kennedy MicroCap Fund

North Square Small Cap Value Fund

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF,

Each a Series of

Exchange Place Advisors Trust

JOINT PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON December 19, 2025

YOUR VOTE IS VERY IMPORTANT!

i

IMPORTANT INFORMATION
TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Although we recommend that you read the complete Joint Proxy Statement, for your convenience we have provided a brief overview of the background of events leading to the Meeting and the Proposals. The information provided under this section is qualified in its entirety by reference to this Joint Proxy Statement.

Q. Why am I receiving this Joint Proxy Statement?

A. You are receiving this communication because you were a shareholder of one or more Funds as of the close of business on October 23, 2025 (the “Record Date”). This communication includes this Joint Proxy Statement. It provides you with information you should review before providing voting instructions on the Proposal. The words “you” and “shareholder” are used in this Joint Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares. At the Meeting, you will be asked to vote on the following Proposals:

1.	(All Funds) Approval of new investment advisory agreements (the “New Advisory Agreements”) between the Trust, on behalf of each Fund, and North Square Investments, LLC (“NSI”); and

2.	(North Square Preferred and Income Securities Fund Only) Approval of an amendment to the fundamental concentration policy of the North Square Preferred and Income Securities Fund.

The Trust also shall transact such other business as may properly come before the Meeting.

Proposal 1 - To approve the New Advisory Agreements with NSI

Q. Why am I being asked to vote on Proposal 1?

A. On July 22, 2025, NSI announced that it, through its parent company NSI Holdco, LLC, had entered into a binding agreement to be acquired by Azimut Group, an independent global asset manager based in Milan, Italy via its U.S. subsidiary, Azimut U.S. Holdings Inc., for consideration valued at approximately $160 million, including future contingent consideration if fully realized (the “Transaction”). Azimut Group, a public company listed on the Milan Stock Exchange, is a global organization that serves individuals and businesses in the asset management, wealth management, investment banking and fintech space. The Transaction is expected to close in early 2026, subject to regulatory approvals and customary closing conditions. Fund shareholders are not being asked to approve the Transaction, only the New Advisory Agreements.

The Funds are subject to Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(a)(4) provides, in part, that with respect to an investment company, such as each of the Funds, any investment advisory agreement, including any sub-advisory agreement, terminates automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an investment adviser. Such transfer is often referred to as a “Change of Control Event.” The acquisition of NSI, through its parent company, by the Azimut Group will be deemed a Change of Control Event, which will cause an assignment of the current investment advisory agreements between NSI and the Trust, on behalf of the Funds (together the “Current Advisory Agreements”), and result in the automatic termination of those agreements. The Change of Control Event also will result in the termination of each of the sub-advisory agreements between NSI and the sub-advisers to the Funds. In addition, the Transaction will be deemed a Change of Control Event with respect to NSI’s affiliated sub-adviser, CSM Advisors, LLC (“CSM”).

Section 15(a) of the 1940 Act also provides that “it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities of such registered company.” Because it is proposed that NSI will continue to serve as the investment adviser to the Funds after the closing of the Transaction (the “Closing”), the New Advisory Agreements must be approved by Fund shareholders. Accordingly, shareholders are being asked to approve the New Advisory Agreements between the Trust, on behalf of the Funds, and NSI. The advisory fee rates payable by the Funds under the New Advisory Agreements are the same as the advisory fee rates payable under the Funds’ Current Advisory Agreements with NSI. A discussion of the New Advisory Agreements is contained in the Proposal 1 section of this Joint Proxy Statement, and the forms of the New Advisory Agreements are attached hereto as Appendix A.

NSI will enter into new sub-advisory agreements with the Funds’ sub-advisers to ensure that the current sub-advisers to the Funds can continue to provide services to the Funds after the Closing. Shareholder approval is not required for the new sub-advisory agreements because the Funds are authorized to use a “manager-of-managers” structure pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) to the Trust and NSI. Under the manager-of-managers structure, NSI can select (with the approval of the Board but without shareholder approval) one or more affiliated or unaffiliated sub-advisers to manage the day-to-day investment of a Fund’s assets.

Q. How will I as a Fund shareholder be affected by the Transaction?

A. Your investment in a Fund will not change as a result of the Transaction. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction. The Funds’ investment objectives, policies and strategies will not change as a result of the Transaction. Note, however, that in Proposal 2, the shareholders of the North Square Preferred and Income Securities Fund are being separately asked to approve an amendment to that fund’s fundamental concentration policy. In addition, NSI will continue to serve as investment adviser to the Funds and the Funds’ sub-advisers will continue to sub-advise the Funds. The portfolio managers for your Fund(s) are expected to continue in those roles following the Closing. There are not any plans to make significant changes to your Fund(s) as a result of this Transaction.

Q. Will the contractual management fee rates increase for my Fund(s)?

A. No. The advisory fee schedule for each Fund under the proposed New Advisory Agreements with NSI is the same as the advisory fee schedule for such Fund under the applicable Current Advisory Agreement with NSI.

Q. Will the proposed New Advisory Agreements result in any changes in the portfolio management, investment objective(s), or investment strategy of my Fund(s)?

A. No. The proposed New Advisory Agreements will not result in any changes to any Fund’s investment objective(s) or investment strategy because of the Transaction. Further, the portfolio managers for each Fund are expected to continue in such roles upon the Closing. The investment personnel from the Sub-Advisers that are currently sub-advising the Funds will also continue to provide investment services through new sub-advisory agreements. The Sub-Advisers will also continue to manage the applicable Funds pursuant to the new sub-advisory agreements with NSI that are substantially similar to those currently in place with NSI.

Q. How does the proposed New Advisory Agreements with NSI differ from the Current Advisory Agreements with NSI?

A. As described in the Proposal 1 section of this Joint Proxy Statement, the proposed New Advisory Agreements with NSI for the Funds are identical to the Funds’ Current Advisory Agreements with NSI, except for their effective date and two-year initial term. The services that the Funds will receive under the New Advisory Agreements are expected to be the same as those provided under the Current Advisory Agreements. Please see the Proposal 1 section of this Joint Proxy Statement for a comparison of the New Advisory Agreements and the Current Advisory Agreements.

Q. How does the Board recommend that I vote on Proposal 1?

A. At its quarterly meeting on September 23-24, 2025, the Trust’s Board, comprised solely of Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust (“Independent Trustees”), considered whether it would be in the best interests of each Fund and its shareholders to approve the New Advisory Agreements with NSI, as well as new sub-advisory agreements between NSI and the Fund’s current sub-advisers, each to take effect upon the Closing, and, in the case of the New Advisory Agreements, subject to shareholder approval of the New Advisory Agreements. At a special meeting held on October 7, 2025, the Board, which is comprised solely of Independent Trustees, unanimously approved the New Advisory Agreements and new sub-advisory agreements, and unanimously recommended approval of the New Advisory Agreements by each Fund’s shareholders. See the “Board Considerations in Approving the New Advisory Agreements” section of this Joint Proxy Statement.

Q. Is my Fund paying for the Transaction or this proxy solicitation?

A. No. The Funds will not bear any portion of the costs associated with the Transaction. All costs associated with this Joint Proxy Statement and the Meeting, including any such costs, fees and expenses in connection with the preparation, filing, printing and mailing of notices, proxy solicitation materials and other communication (including the costs, fees and expenses of any proxy solicitors) will be borne by NSI.

Q. Will the Transaction be completed if the Proposal is not approved?

A. Provided all other conditions of the Transaction are met as described herein, the Closing will take place even if shareholders of a Fund do not approve Proposal 1. If this should happen, the Board of such Fund would consider what additional actions to take, which is likely to include continuing to solicit approval of Proposal 1. In addition, the Board approved interim investment advisory and sub-advisory agreements to permit continuity of management while solicitation continues if necessary following the Closing. The terms of the interim investment advisory and sub-advisory agreements are identical to those of the corresponding current investment advisory and sub-advisory agreements except for their date, duration and, in the case of the interim advisory agreements, escrow provisions required by applicable law.

Q. Will the Proposal be implemented if the Transaction is not consummated?

A. No. If the Transaction is not consummated, Proposal 1 will not be implemented, even if Proposal 1 is approved by Fund shareholders. This means that if the Transaction is not consummated, the New Advisory Agreements will not take effect for any Fund since there would be no “assignment”, and therefore no termination, of the current advisory agreement with respect to each Fund.

Q. Will the Proposal be implemented before the Closing of the Transaction?

A. No. If approved by shareholders, the Proposal will be implemented as of the Closing of the Transaction.

Q. What will happen if shareholders of my Fund(s) do not approve the proposed New Investment Advisory Agreement with respect to such Fund(s) before consummation of the Transaction?

A. If shareholders of your Fund do not approve the New Investment Advisory Agreement for the Fund prior to the Closing, NSI will continue to provide investment advisory services to your Fund pursuant to an interim investment advisory agreement and your Fund’s sub-adviser(s) will continue to provide sub-advisory services pursuant to an interim sub-advisory agreement. NSI must place its compensation for advisory services during this interim period in escrow, while shareholder approval of the New Advisory Agreement with respect to such Fund is pending. The interim advisory and sub-advisory agreements are identical to the current advisory and sub-advisory agreements, except for the date, term and, with respect to interim advisory agreements, escrow provisions required by applicable regulations. Pursuant to Rule 15a-4 under the 1940 Act, the duration of interim advisory agreements may not exceed 150 days from the date of the Closing. If the term of a Fund’s interim investment advisory agreement expires before the Fund’s shareholders approve the New Advisory Agreement or such agreement is otherwise terminated, the Board will consider what further action is in the best interests of such Fund and its shareholders, including resubmitting the New Advisory Agreement with respect to such Fund to shareholders for approval. The interim sub-advisory agreements also contain a provision providing that their duration may not exceed 150 days from date of the Closing and an agreement by the sub-adviser that it will not be paid by NSI until NSI receives its payment under the corresponding interim investment advisory agreement.

Proposal 2 - To approve an amendment to the North Square Preferred and Income Securities Fund’s fundamental concentration policy

Q. What is a fundamental investment restriction?

A. The 1940 Act requires registered investment companies, such as the North Square Preferred and Income Securities Fund (the “Preferred and Income Securities Fund”), to have certain specific investment policies or restrictions that can be changed only with shareholder approval. Investment companies may also elect to designate other policies or restrictions that may be changed only with a shareholder vote. Both types of policies are often referred to as fundamental policies or restrictions.

Q. Why am I being asked to modify the fundamental concentration policy for the Preferred and Income Securities Fund?

A. As noted above, under the 1940 Act, a fund cannot change a fundamental investment restriction without shareholder approval. The Preferred and Income Securities Fund currently has a fundamental policy to not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. government, its agencies or instrumentalities).

The Preferred and Income Securities Fund is seeking approval to adopt the following revised concentration policy:

The Preferred and Income Securities Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. government, its agencies or instrumentalities), provided, however, that, under normal circumstances, the Preferred and Income Securities Fund will invest, directly or indirectly, at least 25% of its total assets in the banking, financial services, and insurance group of industries.

For purposes of this revised fundamental investment policy, with respect to concentration, the industries comprising the (i) banking, (ii) financial services (i.e., asset management, specialty finance, institutional financial services industries) and (iii) insurance (i.e., life insurance, property and casualty insurance, Islamic insurance, reinsurance, insurance brokers and services, and health insurance) groups of industries within the financial services sector are considered to be a single “group of industries.” NSI, the Preferred and Income Securities Fund’s investment adviser, and Red Cedar Investment Management, LLC, the Preferred and Income Securities Fund’s investment sub-adviser, are recommending the adoption of the revised concentration policy because they believe it will provide greater investment flexibility and the potential for better investment performance. The revised policy will not result in any changes to the Preferred and Income Securities Fund’s investment objective or overall investment strategies.

Q. Will the Preferred and Income Securities Fund’s risk profile increase if it modifies its fundamental concentration policy?

A. As the Preferred and Income Securities Fund already invests a material portion of its assets in the in the banking, financial services, and insurance group of industries, the change is not anticipated at this time to substantively increase its risk profile. However, the Preferred and Income Securities Fund may be subject to a somewhat heightened degree of investment concentration risk to the extent that it utilizes its ability to invest a significantly larger percentage of its assets in this group of industries in the future.

Q. Will the Preferred and Income Securities Fund make any changes to its investment strategies if it modifies its fundamental concentration policy?

A. No. The Preferred and Income Securities Fund will continue to invest in accordance with its current investment strategies.

Q. How does the Board recommend that I vote on Proposal 2?

A. The Board unanimously approved Proposal 2 and unanimously recommends that you vote “FOR” Proposal 2.

Q. What will happen if shareholders of the Preferred and Income Securities Fund do not approve Proposal 2?

A. If shareholders of the Preferred and Income Securities Fund do not approve Proposal 2, the Preferred and Income Securities Fund will continue to have a fundamental concentration policy to not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. government, its agencies or instrumentalities).

General

Q. Is the approval of a Proposal contingent upon the approval of the other Proposal?

A. No. Shareholder approval of each Proposal is not contingent on shareholder approval of the other Proposal. In addition, with respect to Proposal 1, the approval of the proposed New Advisory Agreements with respect to any one Fund is not contingent upon the approval by any other Fund.

Q. Who may vote on the Proposals?

A. Proposal 1 will be voted on separately with respect to each Fund by the shareholders of such Fund. Proposal 2 will be voted on by the shareholders of Preferred and Income Securities Fund. Any person who owned shares of a Fund on the Record Date is entitled to vote and shareholders may cast one vote for each share owned and a fractional vote for each fractional share owned on the Record Date.

Q. Do I have to participate in the Meeting in order to vote my shares?

A. No. You can simply mail in the enclosed proxy card or use the telephone or Internet procedures for voting your shares as set forth below.

Q. What is the deadline for submitting my vote?

A. We encourage you to vote as soon as possible to make sure that each Fund receives enough votes to act on Proposal 1 and that the Preferred and Income Securities Fund receives enough votes to act on Proposal 2. Unless you participate in the Meeting to vote, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by 11:59 p.m. (Eastern Time) on December 18, 2025.

Q. How can I vote my shares?

A. You may choose from one of the following options, as described in more detail on the enclosed proxy card:

●	By mail, using the enclosed proxy card and return envelope;

●	By telephone, using the toll-free number on the enclosed proxy card;

●	Through the Internet, using the website address on the enclosed proxy card; or

●	By participating in the Meeting.

Q. Whom should I contact for additional information or if I have any questions about this Joint Proxy Statement?

A. If you have any questions regarding the issues to be voted on or need assistance in voting your shares, please contact Okapi Partners, our proxy solicitor, toll-free at (877) 279-2311. Representatives are available Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time.

INTRODUCTION; VOTING INFORMATION

Introduction

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board for voting at the Joint Special Meeting to be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on December 19, 2025, at 2:00 p.m., Eastern time, or at any adjournment(s) or postponement(s) thereof. This Joint Proxy Statement, the Notice of Joint Special Meeting of Shareholders (the “Notice”) and the Proxy Card will be first sent to shareholders of the Funds on or about November 10, 2025.

At the Meeting, shareholders of each Fund will be asked to vote on the following Proposals:

Proposal		Shareholders Entitled to Vote
1.	To approve new investment advisory agreements (the “New Advisory Agreements”) between the Trust, on behalf of each Fund, and North Square Investments, LLC (“NSI”) (“Proposal 1”)	Shareholders of each Fund, with each Fund voting separately on the Proposal.
2.	To approve an amendment to the fundamental concentration policy of the North Square Preferred and Income Securities Fund (the “Preferred and Income Securities Fund”) (“Proposal 2”)	Shareholders of North Square Preferred and Income Securities Fund only.

The Board knows of no business, other than that specifically mentioned in the Notice, that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Information

Record Date; Shareholders Entitled to Vote

The Board has fixed the close of business on October 23, 2025 as the record date (the “Record Date”) for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting. Shareholders of each Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. Appendix B sets forth the number of shares issued and outstanding for each class of each Fund as of the Record Date (the “Record Date Outstanding Shares”). For Proposal 1, shareholders of each Fund will vote separately on the Proposal, and all shareholders of all classes of shares of a Fund will vote together as a single class on the Proposal. For Proposal 2, shareholders of the Preferred and Income Securities Fund will vote on the Proposal.

Solicitation of Proxies

This solicitation of proxies is being made by and on behalf of the Funds. The cost of preparing, printing, filing and mailing this Joint Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by NSI. NSI has retained Okapi Partners LLC (“Okapi”), a third-party proxy vendor, to assist in the proxy solicitation and tabulation. NSI, and not the Funds, will bear all costs related to this Joint Proxy Statement. This includes Okapi’s fees, which are estimated to be approximately $211,683, and include the costs of typesetting, printing, and mailing the proxy materials. NSI will also bear any legal expenses to prepare the proxy materials and other miscellaneous related expenses.

While solicitation will be primarily by mail, certain officers and representatives of the Funds, officers, employees or agents of NSI, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or in person.

Revocation of Proxies

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the applicable Fund’s receipt of a subsequent valid Internet or telephonic vote or by submitting a written notice of revocation to the secretary of the Trust. In addition, although mere participation in the Meeting will not revoke a proxy, a shareholder participating in the Meeting may withdraw his or her proxy by written instrument and vote at the meeting. All properly given and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of each Proposal, and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

Quorum; Adjournment; Required Vote

For each Fund, the presence at the Meeting, in person or by proxy, of at least one-third (33 1/3%) of the Record Date Outstanding Shares of such Fund constitutes a quorum for the transaction of business for that Fund. Thus, the Meeting can only take place with respect to a Fund if one-third or more of the Record Date Outstanding Shares of such Fund is present in person or represented by proxies.

If a quorum with respect to a Fund is not present at the Meeting, or if a quorum with respect to a Fund is present at the Meeting but sufficient votes to approve a Proposal with respect to such Fund are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting with respect to such Fund to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are present at or represented at the Meeting by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof. No notice of any adjournment of the Meeting with respect to a Fund will be given other than announcement at the Meeting or an adjournment or postponement thereof.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted FOR each Proposal. For purposes of determining the presence of a quorum, abstentions will be treated as shares that are present but that have not been voted. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Abstentions and broker non-votes will be treated as shares that are present for purposes of quorum, but do not constitute a vote “FOR” and effectively result in a vote “AGAINST” a Proposal.

For each of Proposal 1 and Proposal 2, the affirmative vote of a “majority of the outstanding voting securities” of the applicable Fund present, in person or by proxy, and voting at the Meeting is required for approval. A “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding voting securities of the Fund.

Shareholder approval of each Proposal is not contingent on shareholder approval of the other Proposal. In addition, the approval of Proposal 1 (the New Advisory Agreements) with respect to any one Fund is not contingent upon the approval by any other Fund. If the New Advisory Agreement for a Fund is approved by shareholders, NSI will continue to manage the Fund effective upon the Closing. In the event shareholders of a Fund do not approve the New Advisory Agreement with respect to such Fund by the Closing, NSI will serve as investment adviser of that Fund pursuant to an interim advisory agreement but its compensation during this interim period will be held in escrow, while shareholder approval of the New Advisory Agreement with respect to such Fund is pending. If the Transaction is not consummated, Proposal 1 will not be implemented, even if approved by shareholders.

Shareholders are not entitled to any rights of appraisal or similar rights of dissenters with respect to the Proposal.

PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENTS

General Information

On July 22, 2025, NSI announced that it, through its parent company NSI Holdco, LLC, had entered into a binding agreement to be acquired by Azimut Group, an independent global asset manager based in Milan, Italy via its U.S. subsidiary, Azimut U.S. Holdings Inc., for consideration valued at approximately $160 million, including future contingent consideration if fully realized (the “Transaction”). The Transaction is expected to close in early 2026, subject to regulatory approvals and customary closing conditions. In connection with the Transaction, NSI Holdco, LLC will be renamed Azimut NSI, LLC.

NSI currently serves as the investment adviser to (i) the Funds (other than North Square RCIM Tax-Advantaged Preferred and Income Securities ETF (the “ETF Fund”)) under an investment advisory agreement initially dated May 10, 2019, and effective with respect to each Fund as of the date shown on Appendix C, as amended from time to time, between the Trust, on behalf of such Funds, and NSI (the “Current Mutual Fund Advisory Agreement”) and (ii) the ETF Fund under an investment advisory agreement initially dated December 16, 2024, as amended from time to time, between the Trust, on behalf of the ETF Fund, and NSI (the “Current ETF Advisory Agreement” and, together with the Current Mutual Fund Advisory Agreement, the “Current Advisory Agreements”). The sub-adviser(s) listed next to each Fund’s name on Appendix D (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) currently serve(s) as the sub-adviser to such Fund under sub-advisory agreements between NSI and such Sub-Advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”).

The Current Advisory Agreements will automatically terminate upon the Closing of the Transaction. The Transaction also will result in the termination of each of Current Sub-Advisory Agreements. In addition, the Transaction will result in a change of control of NSI’s affiliated Sub-Adviser, CSM Advisors, LLC (“CSM”). Also, as a result of the Transaction, a currently unaffiliated Sub-Adviser, Kennedy Capital Management LLC, which is majority-owned by Azimut U.S. Holdings Inc., will become an affiliate of NSI and of CSM, and NSI, CSM and Kennedy Capital will be under the common control of Azimut NSI, LLC.

It is proposed that NSI will continue to serve as the investment adviser to the Funds after the Closing of the Transaction. To ensure that advisory services can continue uninterrupted following the termination of the Current Advisory Agreements, the Board, comprised solely of trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), has approved proposed New Advisory Agreements for the Funds, to become effective upon the Closing, subject to shareholder approval. If the New Advisory Agreements are approved by Fund shareholders, NSI will continue to serve as investment adviser to the Funds effective upon the Closing. In the event shareholders of one or more Funds do not approve the New Advisory Agreement with respect to such Fund(s) by the Closing, NSI will serve as investment adviser of each such Fund pursuant to an interim advisory agreement, but the advisory fees for its services during this interim period will be placed in escrow, while shareholder approval of the New Advisory Agreement with respect to such Fund(s) is pending. The interim investment advisory agreements have substantially the same terms as the terms of the Current Advisory Agreements, except for their date, duration and escrow provisions, which are required by the 1940 Act. Pursuant to Rule 15a-4 under the 1940 Act, the duration of interim advisory and sub-advisory agreements may not exceed 150 days from the Closing. If the Transaction is not consummated, Proposal 1 will not be implemented, even if approved by shareholders.

Pursuant to Section 15(a)(4) of the 1940 Act, any investment advisory agreement, including any sub-advisory agreement, on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser. Such a transfer is often referred to as a “Change of Control Event.” Consummation of the Transaction whereby NSI will, through its parent company, be acquired by Azimut Group, will constitute a Change of Control Event for NSI, resulting in the automatic termination of the Current Advisory Agreements between NSI and the Trust, on behalf of the Funds. Section 15(a) of the 1940 Act also provides that “it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities of such registered company,” as defined by the 1940 Act. Because it is proposed that NSI will continue to serve as the Funds’ investment adviser after the Closing, the proposed New Advisory Agreements must be approved by each Fund’s shareholders. If the Transaction is not consummated, Proposal 1 will not be implemented, even if approved by shareholders.

NSI and the Trust are unaware of any Trustee having any material interest, direct or indirect, in the Transaction.

Section 15(f) of the 1940 Act

NSI intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor advisor), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). NSI has informed the Board that the Transaction relies on the safe harbor provided by Section 15(f) of the 1940 Act and therefore, no “unfair burden” will be imposed on the Fund as a result of the Transaction. For a period of at least two years after the Closing, NSI will agree to an expense limitation agreement with each Fund (other than the ETF Fund) on the same terms as such Fund’s expense limitation agreements currently in place. In addition, NSI has committed that the Fund will not bear the burden of expenses relating to the Transaction, including the costs of this proxy solicitation.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). The Board currently satisfies such 75% requirement. NSI will use its commercially reasonable efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the Closing.

Comparison of the Current Advisory Agreements and the New Advisory Agreements

NSI serves as the investment adviser to the Funds and is an SEC registered investment adviser. As of October 24, 2025, NSI had approximately $3.03 billion in total assets under management. NSI’s principal office is located at 200 West Madison Street, Suite 2610, Chicago, Illinois 60606. NSI provides investment management services to the Funds under the Current Advisory Agreements. The Current Advisory Agreements were last approved with respect to each Fund by the initial shareholder(s) of such Fund on or prior to such Fund’s inception date. The Current Advisory Agreements were most recently approved or renewed with respect to each Fund by the Board, comprised solely of Independent Trustees, on September 23-24, 2025 (except for North Square Small Cap Value Fund, which was approved on March 27-28, 2025 and North Square RCIM Tax-Advantaged Preferred and Income Securities ETF, which was approved on December 3-4, 2024). A discussion of the basis for the Board’s most recent approval of the Current Advisory Agreements with respect to each Fund is or will be available in such Fund’s N-CSR or N-CSRS, as applicable, for the period in which the renewals were approved.

It is proposed that NSI continue to provide investment management services to the Funds pursuant to the proposed New Advisory Agreements. The terms of the proposed New Advisory Agreements and the Current Advisory Agreements (collectively, the “Advisory Agreements”) are identical other than their effective date and duration. The proposed New Investment Advisory Agreements do not change any Fund’s contractual advisory fee rate. The comparison below is qualified in its entirety by the form of New Advisory Agreements included in Appendix A, each of which other than noted above, is generally identical to the applicable Current Advisory Agreement. Key provisions of the Current Advisory Agreements and proposed New Advisory Agreements are described below:

Advisory Services

The provisions of the New Advisory Agreements relating to services to be provided by NSI are substantially identical to the corresponding provisions in the Current Advisory Agreements with respect to both investment advisory services and non-advisory administrative-related services.

Under both agreements the investment adviser to each Fund supervises investments of the Fund in accordance with the investment objectives, programs and restrictions of the Fund as provided in the Fund’s governing documents. Both agreements require the investment adviser to continuously furnish an investment program for the Fund, including managing the investment and reinvestment of the Fund’s assets, determining what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested, and continuously reviewing, supervising and administering the investment program of the Fund. The Current Advisory Agreements also permit NSI to appoint a sub-adviser to assume responsibility for these investment advisory services. NSI has appointed the Sub-Adviser listed next to the Fund’s name on Appendix D to this role via a sub-advisory agreement. Pursuant to such sub-advisory agreement, such Sub-Adviser has assumed the responsibility of supervising investments of the applicable Fund on behalf of the Fund in accordance with the investment objectives, programs and restrictions of the Fund as provided in the Fund’s governing documents. The New Advisory Agreements grant the same authority for the investment adviser to appoint a sub-adviser.

Advisory Fees and Expense Limitations

Under the Current Advisory Agreements, each Fund pays NSI monthly in arrears a fee (the “Management Fee”), calculated at the annual rate shown with respect to such Fund on Appendix C of the aggregate value of its outstanding shares determined as of the last calendar day of each month (before any repurchases of shares and prior to the Management Fee being calculated). The amounts paid by each Fund to NSI over the most recently completed fiscal year are shown on Appendix C.

For all Funds other than the ETF Fund, NSI has, pursuant to expense limitation agreements (the “Expense Limitation Agreements”), contractually agreed to limit the total annualized operating expenses of such Funds (excluding any borrowing and investment-related costs and fees, taxes, extraordinary expenses, the fees and expenses of underlying portfolio funds in which the Fund invests, and, with respect to certain funds, 12b-1 fees) to the annual rates shown on Appendix E. In addition, for each such Fund, NSI is permitted to recover fees and expenses it has waived or borne pursuant to the Expense Limitation Agreement from the applicable class or classes of shares (whether through reduction of its management fee or otherwise) in later periods to the extent that such Fund’s expenses with respect to the applicable class of shares fall below the annual rate shown on Appendix E. A Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which NSI deferred a fee or reimbursed an expense. Any such recovery by NSI will not cause a Fund to exceed the annual limitation rate set forth in Appendix E or otherwise in effect at the time of recovery.

After the Closing, NSI will continue to be entitled to recover fees and expenses it has waived or borne pursuant to an Expense Limitation Agreement during the period of time NSI served as investment adviser to a Fund prior to the Closing.

The provisions of the New Advisory Agreements relating to the advisory fees of NSI are substantially the same as the corresponding provisions of the Current Advisory Agreements. Upon the Closing, NSI will enter into new expense limitation agreements with respect to each Fund (other than the ETF Fund) on the same terms as the current Expense Limitation Agreements through at least September 30, 2028 (September 30, 2029 for each of the Preferred and Income Securities Fund and North Square Dynamic Small Cap Fund). The ETF Fund has a unitary fee which will remain the same after the Closing.

Fund Expenses

Under the Current Mutual Fund Advisory Agreement and the corresponding New Advisory Agreement, each Fund bears all expenses not expressly assumed by NSI incurred in the operation of the Fund and the offering of its shares, including without limitation: (i) fees payable to NSI pursuant to the advisory agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees, and reimbursements paid to the Trust’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisers); (vii) legal and accounting expenses, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of counsel to the Fund and counsel to the Trust’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Trust; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and NSI); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Trust’s obligation to indemnify others.

Under the Current ETF Advisory Agreement and the corresponding New Advisory Agreement, (i) NSI agrees to pay all operating expenses of each Fund except for those expenses specifically assumed by the Fund, including the compensation and expenses of any employees of the Fund and any other persons rendering services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, administrator, accounting and pricing services agent and underwriter of the Fund; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s current and prospective shareholders; the cost of printing or preparing stock certificates or other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; the Fund’s allocated pro-rata portion of the fees and expenses of those Trustees who are not “interested persons” of the Trust, as such term is defined under Section 2(a)(19) of the 1940 Act, and costs and fees of the legal counsel to the Independent Trustees; and all other operating expenses not specifically assumed by the Fund; and (ii) each Fund agrees to pay all brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trustees and officers with respect thereto.

Liability and Indemnification

Under the Current Advisory Agreements and the New Advisory Agreements, NSI will not be liable for any error of judgment or mistake of law, or for any loss suffered by NSI or by the Trust, in connection with the performance of agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on NSI’s part in the performance of its duties or from reckless disregard by it of its duties under the agreements.

With respect to indemnification, the Current Advisory Agreements and the New Advisory Agreements provide that: (i) NSI will indemnify the Trust from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from NSI’s willful misfeasance, bad faith or gross negligence in connection with the performance of NSI’s obligations under the agreement, or from NSI’s reckless disregard of its obligations and duties under the agreement and (ii) the Trust will indemnify and hold harmless NSI from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Trust’s willful misfeasance, bad faith or gross negligence in connection with the performance of NSI’s obligations under the agreement, or from the Trust’s reckless disregard of its obligations and duties under the agreement.

Term and Termination

The Current Advisory Agreements became effective with respect to each Fund as of the corresponding effective date indicated on Appendix C and continue(d) in effect for a period of two years as to such Fund. Thereafter, if not terminated, the Current Advisory Agreements continue in effect with respect to the Funds from year to year if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also separately approved by a majority of the Fund’s Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. Each Current Advisory Agreement is terminable without penalty, on sixty (60) days’ prior written notice: by the Trust’s Board; by vote of a majority of the outstanding voting securities of a Fund; or by NSI. Each Current Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The provisions of the New Advisory Agreements relating to the term and termination of the New Advisory Agreements are substantially the same as the corresponding provisions of the Current Advisory Agreements, other than the initial term of the New Advisory Agreements for each Fund which will be two years given that such agreement will be approved as a new agreement by the Board and the shareholders of such Fund.

Portfolio Management Continuity at Closing

Following the Transaction, it is expected that each Fund’s Sub-Adviser(s) will continue to manage the day-to-day operations of the Fund and there will be no change to any Fund’s portfolio management. The Transaction will result in a change of control of NSI’s affiliated Sub-Adviser, CSM.

Sub-Advisory Agreements

NSI has currently engaged the Sub-Advisers to manage the Funds. The Transaction will be deemed a Change of Control Event with respect to NSI’s affiliated sub-adviser, CSM. The Current Sub-Advisory Agreements with the Sub-Advisers will also terminate upon the Closing under applicable regulations. As a result, at the October 2025 Board Meeting (defined below), the Board, comprised solely of Independent Trustees, considered and unanimously approved, for each Fund, a New Sub-Advisory Agreement(s) between NSI and the Sub-Adviser(s) to such Fund, which will be contingent upon shareholder approval of the proposed New Advisory Agreements with respect to such Fund. Shareholder approval is not required for the New Sub-Advisory Agreements, including for CSM, under the manager of managers exemptive relief that the Funds and NSI have previously received.

The New Sub-Advisory Agreements are substantially identical to the Current Sub-Advisory Agreements. If shareholders of a Fund do not approve the New Advisory Agreements prior to the Closing, the Fund’s Sub-Adviser(s) will provide sub-advisory services to the Fund under an interim sub-advisory agreement(s) approved by the Board to permit continuity of management while solicitation of votes under this Joint Proxy Statement continues. The terms of the interim sub-advisory agreements are identical to those of the current sub-advisory agreements except for the effective date, duration and the Sub-Adviser’s agreement that it will not be paid by NSI until NSI receives its payment under the corresponding interim investment advisory agreement.

Additional Information About NSI

The name and principal occupation of each executive officer of NSI is listed below. The address of each officer 200 West Madison Street, Suite 2610, Chicago, Illinois 60606.

Officer	Position
Mark Goodwin	Chief Executive Officer
Alan Molotsky	Senior Managing Director; General Counsel
Philip Callahan	Senior Managing Director
Brad Cox	Chief Financial Officer
Ulf Skreppen	Chief Operating Officer; Chief Compliance Officer

Board Considerations in Approving the New Advisory Agreements

The Board, comprised solely of Independent Trustees, considered the approval of the New Advisory Agreements at a special meeting of the Board held on October 7, 2025 (the “October 2025 Board Meeting”) and at the quarterly meeting of the Board held on September 23-24, 2025 (the “September 2025 Board Meeting,” and, together with the October 2025 Board Meeting, the “Board Meetings”).

In connection with the Board’s consideration of the New Advisory Agreements, the Board received written materials in advance of the Board Meetings, which included information regarding:

●	The Transaction: information about the structure and material terms and conditions of the Transaction, including the expected impact, if any, on the business conducted by NSI.

●	Impact of the Transaction: information regarding any changes to personnel and/or other resources of NSI as a result of the Transaction.

●	Impact of the Transaction on each Fund and its Shareholders: (i) information regarding any potential benefits to the Funds as a result of the Transaction; (ii) a representation that the Funds will not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that NSI intends to continue to be the investment adviser for each Fund, and each Fund’s Sub-Adviser(s) intends to continue be the investment sub-adviser to such Fund and to manage such Fund in a manner consistent with its current investment objective and principal investments strategies; and (iv) the fact that the Transaction relies on the safe harbor provided by Section 15(f) of the 1940 Act, therefore no “unfair burden” will be imposed on any Fund as a result of the Transaction.

With respect to the New Advisory Agreements, the Board considered: (i) a representation that, after the closing of the Transaction, NSI would continue to be the investment adviser for each Fund, each Fund’s Sub-Adviser(s) would continue to be the investment sub-adviser for the Fund, and each Fund would continue to be managed by its Sub-Adviser’s personnel and the same portfolio manager(s) were expected to continue to manage the Funds; (ii) information regarding the terms of the New Advisory Agreements, including that such terms are substantially similar to those of the Current Advisory Agreements; (iii) information confirming that the fee rate payable under the New Advisory Agreement would not increase as a result of the Transaction as compared to the rate under the Current Advisory Agreements; (iv) assurances that the Transaction was not expected to cause any diminution with respect to the nature, extent and quality of any of the services provided to each Fund by NSI as a result of the Transaction; and (v) that no other material changes to management or operations of NSI were anticipated.

In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their shareholders in connection with the New Advisory Agreements, the Board took into account information furnished at prior meetings of the Board, including the September 2025 Board Meeting and Board meetings held on March 27-28, 2025 and December 3-4, 2024 (collectively, the “Prior 15(c) Review Board Meetings”), at which the Board approved or renewed each Fund’s Current Advisory Agreement, that was relevant to its consideration of the New Advisory Agreements, including certain performance, advisory fee and other expense information and discussions with each Fund’s portfolio manager(s), as well as such additional information it deemed relevant and appropriate in its judgment. In connection with its review of the New Advisory Agreement, the Board requested, and NSI provided, any updates to the foregoing information that was provided by NSI in connection with the most recent approval or renewal of each Fund’s Current Advisory Agreement at the Prior 15(c) Review Board Meetings.

In connection with its consideration of the New Advisory Agreements, the Board requested and reviewed responses from NSI to a Section 15(c) request as well as other information and data provided, including the New Advisory Agreements, NSI’s ADV Part 1A, brochures and brochure supplements; profitability information comparative information about each Fund’s performance for periods ended June 30, 2025; advisory fees and expense ratios; and other pertinent information. In addition, the Board considered such additional information as it deemed reasonably necessary, including information and data provided by NSI during the course of the year, to evaluate the New Advisory Agreements, with respect to the Funds.

At the Board Meetings, the Board met with representatives of NSI who made a presentation to, and responded to questions from, the Board with respect to the Transaction and the New Advisory Agreements. The Board reviewed and discussed NSI’s Section 15(c) response and discussed various questions and information with representatives of NSI at the Meeting. The Board also considered the materials and presentations by Trust officers and representatives of NSI provided at the Board Meetings concerning the New Advisory Agreements. Throughout the process, the Board had numerous opportunities to ask questions of, and request additional materials from, NSI. The Board met in executive sessions with independent counsel at which no representatives of management were present to consider the approval of the New Advisory Agreements with respect to the Funds.

The Board also took into account information reviewed by it at the Board Meetings that was relevant to its consideration of the New Advisory Agreements, including certain performance, advisory fee and other expense information and discussions with the Funds’ portfolio managers, as well as such additional information it deemed relevant and appropriate in its judgment. The Board noted that the information received and considered by the Board was both written and oral. The Board also noted that the evaluation process was performed on a Fund-by-Fund basis.

In determining whether to approve the New Advisory Agreements, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Advisory Agreements with respect to each Fund was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the New Advisory Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the New Advisory Agreements and, throughout the evaluation process, the Board was assisted by independent counsel. A more detailed summary of important, but not necessarily all, factors the Board considered with respect to its approval of the New Advisory Agreements with respect to each Fund is provided below. The Board also considered other factors, including conditions and trends prevailing generally in the economy, the securities markets, and the industry. The Board’s conclusions may be based in part on its consideration of a Fund’s advisory arrangements at the September 2025 Board Meeting and on the Board’s ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services. The Board considered information regarding the nature, extent and quality of services being provided to the Funds by NSI under the New Advisory Agreements. The Board considered the services historically provided by NSI to the Funds and their shareholders under the Current Advisory Agreements and noted that the New Advisory Agreements will be substantially similar to the Current Advisory Agreements. The Board noted the non-investment advisory services being provided by NSI, including the supervision and coordination of the Funds’ service providers and the provision of related administrative and other services. The Board also considered NSI’s reputation, organizational structure, resources and overall financial strength, including economic and other support provided by affiliates of NSI, if any, its willingness and commitment to consider and implement organizational and operational changes designed to enhance services to the Funds.

Based on the information provided by NSI, including that NSI currently expected no material changes as a result of the Transaction in (i) personnel or operations of NSI or (ii) third parties providing operational services to the Funds, the Board concluded that the satisfactory nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Advisory Agreements. The Board considered NSI’s expectation that the Funds may benefit from the expanded distribution resources that would become available to NSI following the Transaction. Based on representations made by NSI, the Board also concluded that it was very unlikely that any “unfair burden” would be imposed on any of the Funds for the first two years following the Closing as a result of the Transaction. Consequently, the Board concluded that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided by NSI to each Funds and its shareholders.

In addition, the Board considered NSI’s professional personnel who provide or will provide services to the Funds, including NSI’s ability and experience in attracting and retaining qualified personnel to service the Funds. In addition, the Board considered the compliance programs and compliance records and regulatory history of NSI. The Board noted NSI’s support of the Funds’ compliance control structure, including the resources that are devoted by NSI in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of NSI to address cybersecurity risks and invest in business continuity planning. The Board also noted that on a regular basis it received and reviewed information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating the regulatory compliance systems of NSI and procedures reasonably designed to ensure compliance with the federal securities laws. The Board also considered NSI’s policies and procedures, including the Trust’s CCO’s review and evaluation of these policies and procedures, and that the CCO found them to be satisfactory. The Board also noted that it met separately, in executive session, with the CCO on a regular basis.

The Board considered the Funds’ ongoing and proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that NSI has under this structure, including, but not limited to, monitoring and evaluating the performance of the Sub-Advisers, monitoring the Sub-Advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds, and supervising the Sub-Advisers with respect to the services that the Sub-Advisers provide under the Current Sub-Advisory Agreements, as well as the services to be provided under the New Sub-Advisory Agreements. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and significant risks assumed by NSI and not delegated to or assumed by the Sub-Advisers in connection with the services provided to the Funds. These responsibilities and risks include entrepreneurial risk and ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board also noted increased regulatory risk. The Board also considered the process used by NSI, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Advisory Agreement. In addition, the Board considered its familiarity with NSI’s personnel obtained from the Board’s oversight of the Funds, as well as the affiliation between NSI and CSM and any potential conflicts of interest. The Board also took into account NSI’s discussion of the organizational structure of the affiliated Sub-Adviser and the services to be provided to the relevant Funds.

The Board also considered Azimut Group’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of NSI is an important component of this strategic growth and the establishment of a significant presence in the United States. Based in part on the information provided by NSI, the Board concluded that Azimut Group’s acquisition of NSI could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by NSI, taken as a whole, are appropriate and consistent with the terms of the New Advisory Agreements. In addition, the Board concluded that each Fund was likely to benefit from services to be provided under the New Advisory Agreements.

Fund Performance. In considering the performance of the Funds, the Board noted that changes are not expected to be made to any Fund’s portfolio manager(s) or investment strategies as a result of the Transaction. The Board reviewed the performance of each Fund for the different time periods presented in the Board meeting materials and throughout the year. The Board considered various data and materials provided by NSI concerning Fund performance, including a comparison of the investment performance of each Fund to its respective benchmark (or index), as well as comparative fee information provided by the Broadridge Financial Solutions, Inc., based on data produced by Morningstar Inc., an independent provider of investment company data (the “Broadridge Report”), comparing the investment performance of each Fund to a universe of peer funds.

The Board received information at the Board Meetings, and throughout the year, concerning, and discussing factors contributing to, the performance of the Funds relative to their respective benchmarks and universes for the relevant periods. The Board evaluated the explanations for any relative underperformance of a Fund during these periods, as well as to investment decisions and global economic and other factors that affected the Fund’s investment performance and whether each Fund had performed as expected over time, as well as any plans to address underperformance, if applicable. The Board also noted NSI’s discussion of any differences in the investment strategies of the Funds relative to their respective peer universe. The Board generally considered longer-term performance to be more important than short-term performance and also took into account factors including general market conditions; the “style” in which the Funds are managed, as applicable, and whether that style is in or out of favor in the market; issuer-specific information; and fund cash flows. In this regard, the Board also noted how selecting different time periods for performance calculations can produce significantly different results in terms of a Fund’s returns and peer ranking on a relative basis. The Board further acknowledged that longer-term performance could be impacted by even one period of significant outperformance or underperformance. The Board also considered that variations in performance among a Fund’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

Based on these considerations, the Board concluded that NSI would continue to have the capability of providing satisfactory investment performance for the Funds, as applicable.

Advisory Fees and Expenses. The Board reviewed and considered the advisory fee rate of each Fund that will be paid to NSI under the New Advisory Agreements and each Fund’s total net expense ratio. The Board also reviewed and considered the sub-advisory fee rates that will be paid by NSI to each Sub-Adviser pursuant to the New Sub-Advisory Agreements.

The Board reviewed information in the Broadridge Report comparing each Fund’s advisory fee rate and total expense ratio relative to a group of its peer funds. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise and non-determinative, the comparative information provided in the Broadridge Report was helpful to the Board in evaluating the reasonableness of each Fund’s advisory fees and total expense ratio.

The Board also took into account management’s discussion of each Fund’s expenses and also noted certain cost savings initiatives implemented by NSI across all of the Funds. The Board also noted that NSI had entered into fee waiver and expense reimbursement arrangements with respect to each of the Funds other than the ETF Fund, and NSI agreed to continue such arrangements under the New Advisory Agreements. With respect to the ETF Fund, the Board reviewed and considered the unitary fee rate paid to NSI and that NSI is responsible for all of the expenses and liabilities of the ETF Fund, except for any brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and such extraordinary or non-recurring expenses as may arise, including litigation to which the ETF Fund may be a party and indemnification of the Trust’s Board of Trustees and officers with respect thereto. The Board took into account the factors that NSI reported that contributed to any expenses that were relatively higher than the peer group comparative data.

The Board also received and considered information about the portion of the advisory fee that is being retained by NSI after payment of the fee to each Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities that are retained and risks that are assumed by NSI and not delegated to or assumed by the Sub-Advisers, and about NSI’s on-going oversight services. The Board also considered that the sub-advisory fees being paid to each Sub-Adviser had been negotiated by NSI on an arm’s length basis and were paid by NSI and not the respective Fund. The Board considered NSI’s explanation that the sub-advisory fees are priced at a competitive level. With respect to the Funds that are sub-advised by CSM, the Board considered and evaluated the fact that CSM is affiliated with NSI.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by NSI to other types of clients with investment strategies similar to those of the Funds, if any. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered mutual funds compared with those associated with managing assets of other types of clients, including non-mutual fund clients, such as institutional separate accounts.

As applicable, the Board also noted NSI’s representation that the services to be provided to each Fund are not duplicative of the advisory services provided to the underlying funds in which the Funds may invest. In addition, the Board noted that for each Fund (other the North Square Spectrum Alpha Fund) NSI voluntarily waives each Fund’s management fee with respect to the amount of its net assets invested in an underlying affiliated fund, provided that to with respect to such investments in the ETF Fund, management fees are waived only to the extent they exceed the ETF Fund’s unitary fee.

Based on the foregoing expense data and information provided by NSI, the Board concluded that neither the Transaction, the New Advisory Agreements nor New Sub-Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Advisory Agreements would remain the same, (ii) the Board was assured by NSI that they had no current intention to change NSI’s existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) NSI had committed to pay all costs related to the proxy solicitation, and (iv) NSI represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing. In addition, based on information provided by NSI, the Board concluded that NSI would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Advisory Agreements as is the case under the Current Advisory Agreements. The Board also concluded that Azimut Group had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in NSI to the extent that Azimut Group determined it was appropriate.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the compensation payable to NSI under the New Advisory Agreements with respect to each of the Funds was reasonable.

Profitability. The Board received and considered information concerning NSI’s costs of sponsoring the Funds and the profitability to NSI and its respective affiliates from providing services to the Funds. The Board noted that the levels of profitability may be affected by numerous factors. The Board considered that the sub-advisory fees would be paid by NSI and not the Funds and considered representations from NSI and each unaffiliated Sub-Adviser that such unaffiliated Sub-Adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis.

At the Prior 15(c) Review Board Meetings, the Board reviewed profitability analyses prepared by NSI and considered the total profits of NSI from its relationship with each Fund. At Prior 15(c) Review Board Meetings, the Board found that the management fees charged to each Fund under the Current Advisory Agreements were reasonable in light of the services rendered and the level of profitability of NSI. At the October 2025 Board Meeting, NSI advised the Board that NSI did not expect the Transaction to materially affect the profitability of NSI compared to the level of profitability considered during the Prior 15(c) Review Board Meetings because NSI advised the Board that the methodology followed in allocating costs for the purpose of determining profitability will remain substantially the same following the Closing, and because services and costs as a result of the Transaction were expected to be substantially the same. Accordingly, the Board concluded that NSI’s and its affiliates’ profitability, if any, from its respective relationships with each Fund, after taking into account a reasonable allocation of costs, would continue to not be excessive.

Economies of Scale. The Board considered the potential for NSI to experience economies of scale in the provision of advisory services to each Fund as the Funds grew. The Board considered that NSI may share potential economies of scale from its advisory business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive advisory fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders. The Board also took into account management’s discussion of the Funds’ fee structures. The Board also considered the effect of each Fund’s growth in size on its performance and fees and that, if the Fund’s assets increase over time, the Fund may realize other economies of scale. The Independent Trustees recognized that, because each Fund’s sub-advisory fees are paid by NSI, and not the Fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the New Advisory Agreements. The Board concluded that, especially in light of the current stage of development of the Funds, NSI’s arrangements with respect to the Funds constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

“Fall-Out” Benefits. The Board acknowledged that NSI would continue to benefit from potential “fall-out” or ancillary benefits that NSI and its affiliates may receive as a result of their relationships with the Funds. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in NSI’s business as a result of its relationships with the Funds. Based on its consideration of the factors and information it deemed relevant, including those described above, the Board did not find that any ancillary benefits that may be received by NSI and its affiliates to be unreasonable.

Conclusion. At the October 2025 Board Meeting, after considering the above-described material factors and based on its deliberations and its evaluation of the information described above, and assisted by the advice of independent counsel, the Board, comprised solely of Independent Trustees, concluded that the approval of the New Advisory Agreements with respect to each Fund was in the best interest of such Fund and its shareholders.

Board Recommendation for Proposal 1

The Board, COMPRISED SOLELY OF Independent Trustees, believes that the Proposal to approve the New Advisory Agreements is in the best interests of each Fund and its shareholders.

The Board unanimously recommends that you vote FOR the Proposal to approve the New Advisory Agreements.

PROPOSAL 2: APPROVAL OF AMENDMENT to the fundamental concentration policy of the North Square Preferred and Income Securities Fund

Shareholders of the North Square Preferred and Income Securities Fund (the “Preferred and Income Securities Fund” or the “Fund”) are being asked to approve an amendment to the fundamental concentration policy of the Fund. The following is intended to show the difference between the Fund’s current concentration policy and the updated concentration policy that would be implemented following approval of this Proposal 2.

Current	Updated
The Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. government, its agencies or instrumentalities).	The Preferred and Income Securities Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. government, its agencies or instrumentalities), provided, however, that, under normal circumstances, the Preferred and Income Securities Fund will invest, directly or indirectly, at least 25% of its total assets in the banking, financial services, and insurance group of industries.

For purposes of this revised fundamental investment policy, with respect to concentration, the industries comprising the (i) banking, (ii) financial services (i.e., asset management, specialty finance, institutional financial services industries) and (iii) insurance (i.e., life insurance, property and casualty insurance, Islamic insurance, reinsurance, insurance brokers and services, and health insurance) groups of industries within the financial services sector are considered to be a single “group of industries.” Disclosure to this effect will be included in the Fund’s registration statement.

Under the 1940 Act, a fund may not change its fundamental concentration policy without shareholder approval. North Square Investments, LLC, the Fund’s investment adviser, and Red Cedar Investment Management, LLC, the Fund’s sub-adviser, are proposing to change the Fund’s fundamental concentration policy to provide the Fund’s portfolio management with increased investment flexibility and the potential for better investment performance.

Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or group of industries, which could negatively impact Fund performance during a downturn in that industry or group of industries.

The banking, financial services and insurance group of industries represent only a portion of the overall economy. Investments in this group of industries may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations or tax law, general economic condition, competition and pressure to compete globally, including price and marketing competition. In addition, entities in these industries are particularly vulnerable to certain factors affecting the industries as a whole, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, other factors such as mortality and morbidity rates, actuarial miscalculations, environmental clean-up costs and catastrophic events, including natural disasters and terrorist acts, and availability and cost of reinsurance, may affect significantly different segments of the insurance industry. There is a risk that those investments in this group of industries will perform poorly and negatively impact the Fund.

Board Recommendation for Proposal 2

The Board, COMPRISED SOLELY OF Independent Trustees, believes that the Proposal to approve an AMENDMENT TO THE FUNDAMENTAL CONCENTRATION POLICY OF THE PREFERRED AND INCOME SECURITIES FUND is in the best interests of THE PREFERRED AND INCOME SECURITIES FUND and its shareholders.

The Board unanimously recommends that you vote FOR the Proposal to approve an AMENDMENT TO THE FUNDAMENTAL CONCENTRATION POLICY OF THE PREFERRED AND INCOME SECURITIES FUND.

ADDITIONAL INFORMATION

Other Matters to Come Before the Meeting

The Board and management of the Funds are not aware of any matters that will be presented at the Meeting other than those set forth in this Joint Proxy Statement. Should any other matters properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Administrator

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the Funds’ administrator, fund accountant and transfer agent.

Distributor

Foreside Fund Services, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), located at 190 Middle Street, Suite 301, Portland, ME 04101, serves as principal underwriter and acts as the Funds’ distributor in connection with the offering of Fund shares.

Affiliated Brokerage

For each Fund, during the Fund’s most recently completed fiscal year, the Fund paid no brokerage commissions to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, NSI, the Fund’s sub-adviser(s), the Fund’s administrator or the Fund’s distributor.

Security Ownership of Certain Beneficial Owners and Management

For each Fund, to the knowledge of the Trust, as of the Record Date, (i) no trustee of the Trust and no “named executive officer” of the Trust (as defined in Item 402(a)(3) of Regulation S-K), owned 1% or more of the outstanding shares of any class of such Fund, and (ii) all trustees and executive officers of such Fund owned, as a group, less than 1% of the outstanding shares of each class of such Fund.

As of the Record Date, the persons who held of record 5% or more of the outstanding shares of any class of shares of each Fund are listed on Appendix F.

Other Payments to Affiliates

For each Fund, during the Fund’s most recently completed fiscal year, the Fund made no material payments to NSI, the Fund’s sub-adviser(s), or any affiliated person of NSI or the Fund’s sub-adviser(s) for services provided to the Fund other than for services provided pursuant to the Current Advisory Agreement and Sub-Advisory Agreement(s) with respect to the Fund.

Shareholder Reports

Copies of the Funds’ most recent annual and semi-annual shareholder reports have previously been made available to shareholders. The Trust will furnish to any shareholder upon request, without charge, a copy of any of the Fund’s most shareholder reports or filings, including financial statements. These documents may be obtained by contacting the applicable Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or calling 1-855-551-5521. Each Fund’s annual and semi-annual reports to shareholders may be viewed, free of charge, on the SEC’s website (http://www.sec.gov).

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting should send the written proposal to the Trust within a reasonable time before the proxy statement for that meeting is mailed. Whether a shareholder proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.

Shareholder Communications with the Board

Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust at the following address: Board of Trustees, Exchange Place Advisors Trust, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Any shareholder communication must be in writing and be signed by the shareholder. The Secretary will review and organize all properly submitted shareholder communications. The Secretary will either (i) provide a copy of the communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board in certain circumstances.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future; and you may, in any event, promptly obtain an additional copy of this Joint Proxy Statement by contacting the applicable Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO SUBMIT YOUR PROXY ELECTRONICALLY OR BY TELEPHONE. SPECIFIC INSTRUCTIONS FOR THESE VOTING OPTIONS ARE FOUND ON THE ENCLOSED PROXY FORM. TO ENSURE THAT YOUR VOTE IS COUNTED, YOUR EXECUTED PROXY CARD MUST BE RECEIVED BY 11:59 P.M. (EASTERN TIME) ON DECEMBER 18, 2025.

/s/ Ian Martin
Ian Martin,
President and Principal Executive Officer

Date: November 3, 2025

APPENDIX A

FORM OF NEW ADVISORY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT BETWEEN
EXCHANGE PLACE ADVISORS TRUST AND
NORTH SQUARE INVESTMENTS, LLC

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of [  ], is entered into by and between Exchange Place Advisors Trust, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as may be amended from time to time (each a “Fund”), and North Square Investments, LLC, a Delaware Limited Liability Company (the “Adviser”).

WITNESSETH:

WHEREAS, each Fund is a series of the Trust having its own investment objective or objectives, policies, limitations and separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management and other services; and

WHEREAS, the Trust, on behalf of each Fund, desires to retain the Adviser to render advice and services to each Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services; and

WHEREAS, the Adviser agrees to serve as the investment adviser for each Fund on the terms and conditions set forth herein; and

WHEREAS, the Adviser may retain one or more investment sub-advisers (the “Sub-Advisers”) and other parties to render portfolio management and other investment advisory and related services to the Funds pursuant to, in the case of the Sub-Advisers, investment sub-advisory agreements between the Adviser and each such Sub-Adviser (each, a “Sub-Advisory Agreement”);

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to render investment advisory and related services to each Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or “Board”).

2. DUTIES OF THE ADVISER.

(a) Subject to the provisions of this Agreement, and subject to the direction and control of the Board, the Adviser shall:

(i) act as investment adviser for each Fund and supervise and manage the investment and reinvestment of each Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the Fund;

(ii) develop and provide the investment program for each Fund, including determining what portion of each Fund’s investment portfolio will be invested in securities and other assets and what portion, if any, will be uninvested, subject to the Fund’s investment objectives, strategies and policies as set forth in its then-current prospectus or statement of additional information, or as otherwise determined by the Board;

(iii) arrange, subject to the provisions of Section 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of each Fund;

(iv) monitor the Fund’s compliance with its investment objectives, policies, and restrictions as set forth in its currently effective prospectus and statement of additional information;

(v) provide recommendations to the Board from time to time regarding each Fund’s investment objectives, strategies and policies, as the Adviser deems appropriate;

(vi) provide, as appropriate, investment research and prepare and make available to the Fund research and statistical data in connection therewith;

(vii) keep the Trust and Board fully informed with regard to each Fund’s investment performance and investment mandate compliance; and

(viii) furnish the Trust and Board with such other documents and information as the Trust may from time to time reasonably request.

(b) In addition to providing investment advisory and related services set forth in Section 2(a) of the Agreement, the Adviser shall provide administrative services and facilities relating to the business operations of each Fund that are not (1) provided by employees of, or other agents engaged by, the Trust or (2) required to be provided by any person pursuant to an agreement or arrangement with the Fund. Such administrative and management services include, but are not limited to the following:

(i) Coordinating and supervising, together with the Trust’s Administrator, all aspects of the Trust’s operations, including matters relating to the functions of the custodians, depositories, transfer and pricing agents, accountants, underwriters, brokers and dealers, insurers, printers, Funds auditors, counsel and other parties performing services or operational functions for the Funds, as well as serving as the primary liaison between such service providers and the Board;

(ii) providing office space, equipment, office supplies and other facilities, including for Board and Board Committee meetings and records of the Funds;

(iii) coordinating and overseeing the preparation and filing with the Securities and Exchange Commission (“SEC”) of registration statements, notices, shareholder reports, proxy statements and other material for the Funds required to be filed under applicable law;

(iv) overseeing and assisting in the preparation of all general or routine shareholder communications;

(v) supervising and monitoring the pricing process, including calculating the Funds’ net asset value(s), assisting in the fair valuation of all assets of the Funds for which market quotations are not readily available or as otherwise required with the Investment Company Act of 1940, as amended (the “1940 Act”), or the Trust’s valuation procedures, and monitoring valuation information received from the independent third-party pricing services and brokers;

(vi) arranging, as may be reasonably requested by the Board, for officers and employees of the Adviser to serve as Board members, officers, or agents of the Trust;

(vii) coordinating, preparing and distributing, as applicable, materials for Board and Board Committee meetings, including reports, evaluations, information, surveys, statistical analyses or other materials on corporate and legal and regulatory issues relevant to the Fund’s business as the Board may reasonably request from time to time, including in connection with the Board’s annual review of the Fund’s Investment Advisory Agreement, any Sub-Advisory Agreement, and related agreements;

(viii) overseeing and monitoring the Funds’ compliance with their policies and procedures and with applicable federal, state and foreign securities laws, and the rules and regulations thereunder, as applicable, including, without limitation, the 1940 Act, the Securities and Exchange Act of 1934, as amended (the “1934 Act”), and the Securities Act of 1933, as amended, and the rules promulgated under each of the foregoing;

(ix) administering the Funds’ code of ethics and reporting to the Board on compliance therewith;

(x) assisting, as relevant, the Funds in connection with regulatory examinations, inspections or investigations of the Funds;

(xi) monitoring, budgeting, approving and arranging for payment of expenses of the Funds;

(xii) monitoring Board compliance with personal trading guidelines;

(xiii) overseeing the Trust’s fidelity bond coverage and insurance coverage and administering claims thereunder, and filing any:fidelity bonds and related notices with the Securities and Exchange Commission (the “SEC”) as required by the 1940 Act;

(xiv) assisting the Funds with their obligations under Section 302 and 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2 under the 1940 Act, including the establishment and maintenance of internal controls and procedures that are reasonably designed to ensure that information prepared or maintained in connection with administration services provided hereunder is properly recorded, processed, summarized, or reported by the Adviser or its affiliates on behalf of the Funds so that it may be included in financial information certified by Fund officers in applicable filings;

(xv) overseeing the maintenance of the Trust’s books and records in accordance with all applicable federal and state securities laws and regulations, subject to the provisions of Section 7 hereof;

(xvi) overseeing the administration and implementation of the Funds’ privacy policy (including any required distribution thereof) as required under Regulation S-P;

(xvii) implementing and maintaining a business continuation and disaster recovery program for the Funds;

(xviii) arranging for all meetings of shareholders, including collecting all information required for the preparation of proxy statements, preparing and filing with appropriate regulatory agencies such proxy statements, supervising the solicitation of shareholders and shareholder nominees in connection therewith, tabulating (or supervising the tabulation of) votes, responding to all inquiries regarding such meetings from shareholders, the public and the media, and retaining all minutes and all other records required to be kept in connection with such meetings;

(xix) maintaining and retaining all charter documents and filing all documents required to maintain the Fund’s organizational status under applicable state law and as a registered investment company;

(xx) performing due diligence on the Trust’s third-party service providers and negotiating service agreements with those third-parties; and

(xxi) providing such other services as the parties hereto may agree upon from time to time for the efficient operation of the Fund.

3. SUB-ADVISERS AND SUB-CONTRACTORS.

(a) The Adviser, with approval of the Board, may delegate some or all of its investment advisory duties under this Agreement to one or more Sub-Advisers that are registered under the Advisers Act, including but not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such Sub-Adviser; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the requirements of the 1940 Act as such requirements may be modified by rule, regulation or order of the SEC; and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and under applicable law. In addition, the Adviser may engage other parties to assist it with any of the administrative and management services referenced in Section 2 hereof.

 (b) To the extent the Adviser delegates any of its duties under this Agreement with respect to a Fund to one or more Sub-Advisers, each such Sub-Adviser shall perform its duties subject to the direction and control of the Adviser. The Adviser shall retain overall supervisory responsibility for the general management and investment of the assets of any sub-advised Fund. With respect to any sub-advised Fund, the Adviser’s responsibilities shall include evaluating and recommending the selection, retention, removal or replacement of one or more sub-advisers, and determining, as the Adviser deems appropriate, the portion of the Fund’s assets to be managed by any given Sub-Adviser and reallocating those assets as necessary from time to time, subject to Board approval. In addition, the Adviser’s responsibilities with respect to any sub-advised Fund shall include:

(i) Supervision of each Sub-Adviser in its performance of its duties under the Sub-Advisory Agreement or other arrangement;

(ii) Assessment of each Fund’s investment focus and investment strategy for each sub-advised portion (whole or in part) of the Fund;

(iii) Monitoring the investment performance of each Sub-Adviser and reviewing and reporting to the Board periodically on the performance of the investment adviser and recommending action(s) as appropriate;

(iv) Conducting periodic in-person or telephonic due diligence meetings as deemed necessary by the Adviser;

(v) Monitoring each Sub-Adviser to confirm its compliance with the investment objectives, strategies, policies and restrictions of a Fund, for any changes that may impact the Fund or the Sub-Adviser’s operations or overall business continuity, for the Sub-Adviser’s adherence to legal and compliance procedures, for any litigation enforcement or regulatory matters relating to the Sub-Adviser, and with respect to the Sub-Adviser’s brokerage practices and trading quality;

(vi) Analyzing/researching, selecting, and making recommendations to replace a Sub-Adviser or portfolio manager thereof, as the Adviser deems appropriate, and assisting in managing the transition process when any Sub-Adviser or portfolio manager thereof is appointed, terminated, or replaced;

(vii) Monitoring each Sub-Adviser’s voting of proxies with respect to the applicable Funds’ portfolio holdings;

(viii) Performing such other periodic monitoring and reporting functions as the Board shall reasonably request consistent with this Agreement and applicable law.

4. REPRESENTATIONS OF THE ADVISER. In the performance of its duties under this Agreement, the Adviser:

(a) shall, in all matters, give to the Trust and its Board the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Trust to conform to: (i) the provisions of the 1940 Act and all applicable rules and regulations of the SEC thereunder; (ii) all other applicable provisions of state and federal law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents may be amended from time to time; (iv) the investment objectives and policies of each Fund as set forth in its registration statement on Form N-1A in effect from time to time; and (v) compliance policies and procedures of the Trust as adopted by the Board;

(b) will, with respect to each Fund’s assets not managed by a Sub-Adviser, arrange for the placing of all orders for the purchase and sale of securities and other assets for the Fund’s account either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider not only available prices (including commissions), but also other relevant factors such as, without limitation, the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. To the extent permitted by law, and consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. Subject to Section 28(e) of the 1934 Act and any SEC staff interpretations thereof and such other conditions and limitations as may be established by the Board from time to time, if any, a commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. The Adviser may aggregate sales and purchase orders of the securities and other assets of a Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same security or other asset on behalf of a Fund and one or more other accounts advised by the Adviser or its affiliates, the Adviser will allocate the order as to price and amount among all such accounts in a manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances;

(c) will treat confidentially and as proprietary information of each Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

(d) will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with its approval of this Agreement;

(e) will supply such information to the Trust and permit such compliance inspections by the Trust as shall be reasonably necessary to respond to the reasonable requests of the Board, including without limitation full copies of all letters received by the Adviser during the term of this Agreement from the staff of the SEC regarding its examination of the activities of the Adviser; and

(f) will use its best efforts to assist the Trust and each Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written assessment of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-l under the 1940 Act.

5. REPRESENTATIONS OF THE TRUST. The Trust represents, warrants and agrees that it:

(a) has all requisite power and authority to enter into and perform its obligations under this Agreement;

(b) has taken all necessary actions to authorize its execution, delivery and performance of this Agreement; and

(c) has furnished to the Adviser copies of each of the following documents: (i) the Agreement and Declaration of Trust of the Trust; (ii) the By-Laws of the Trust; (iii) the resolutions of the Board approving the engagement of the Adviser as investment adviser of the Funds and approving the form of this Agreement; and (iv) current copies of each Fund’s prospectus and statement of additional information. The Trust shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.

6. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Adviser or any officer, employee or affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

7. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Adviser maintaining copies of any such records, including the performance records of each Fund, and will not object to the Adviser using such performance records to promote its services to other accounts, including other fund accounts.

8. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so in this Agreement or another writing by the Trust to the Adviser, have no authority to act for or represent the Trust or a Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be of similar or different from that given to the Fund.

9. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.

10. EXPENSES. During the term of this Agreement, each Fund will bear all expenses not expressly assumed by the Adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a) Each Fund shall pay (i) fees payable to the Adviser pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees, and reimbursements paid to the Trust’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisers); (vii) legal and accounting expenses, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of counsel to the Fund and counsel to the Trust’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Trust; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Adviser); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Trust’s obligation to indemnify others; and

(b) the Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisers.

11. COMPENSATION. Each Fund agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Adviser under this Agreement will be reduced to the extent required by any expense limitation agreement. The Adviser, in its sole discretion, may voluntarily absorb certain Fund expenses not otherwise excluded herein or waive all or a portion of its fee.

12. LIABILITY; STANDARD OF CARE; INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, statement of additional information, and advertising and sales materials), except for information supplied by the parties unaffiliated with the Adviser (including any Sub-Adviser) for inclusion therein. The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) The Adviser shall indemnify and hold harmless the Trust from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Adviser’s obligation under this Section 11 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Trust’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

(c) The Trust shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Trust’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Trust’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Trust’s obligation under this Section 11 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

13. DURATION AND TERMINATION. This Agreement shall become effective with respect to each Fund as of the corresponding effective date indicated in Appendix A and, unless sooner terminated with respect to a Fund as provided herein, shall continue in effect for a period of two years as to such Fund. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time as to a Fund, without the payment of any penalty, upon giving the Adviser 60 days’ notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Adviser on 60 days’ written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.

14. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

15. AMENDMENT OF THIS AGREEMENT. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

16. ADDITIONAL SERIES. The amendment of Appendix A of this Agreement for the sole purpose of adding one or more Funds shall not be deemed an amendment of this Agreement or an amendment affecting an already existing Fund and requiring the approval of shareholders of that Fund.

17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

18. USE OF THE NAME AND BRAND FOR THE FUND(S). The Adviser has consented to the use by each Fund of the name, brand, associated logo or trademark, or identifying word “North Square” in the name of the Fund. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Fund. The name and brand or identifying word “North Square” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require any Fund to cease using “North Square” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser.

19. ADDITIONAL LIMITATION OF LIABILITY. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be.

20. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

21. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE TRUST:

EXCHANGE PLACE ADVISORS TRUST,
on behalf of each Fund listed on Appendix A

By:
Name:
Title:

THE ADVISER:

NORTH SQUARE INVESTMENTS, LLC

By:
Name:
Title:

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

As of [  ]

Fund	Advisory Fee
North Square Spectrum Alpha Fund	0.20%
North Square Preferred and Income Securities Fund	0.75%
North Square Dynamic Small Cap Fund	0.90%
North Square Multi Strategy Fund	0.20%
North Square Strategic Income Fund	0.56%
North Square Select Small Cap Fund (formerly North Square Advisory Research Small Cap Value Fund)	0.70%
North Square Altrinsic International Equity Fund	0.80%
North Square McKee Bond Fund	0.24%
North Square Tactical Growth Fund	First $150 million 1.25% Over $150 million up to $500 million 1.00% Thereafter 0.85%
North Square Tactical Defensive Fund	First $150 million 1.25% Over $150 million up to $500 million 1.00% Thereafter 0.85%
North Square Core Plus Bond Fund (formerly North Square Trilogy Alternative Return Fund)	0.38%
North Square Kennedy MicroCap Fund	1.20%
North Square Small Cap Value Fund	0.85%

INVESTMENT ADVISORY AGREEMENT BETWEEN
EXCHANGE PLACE ADVISORS TRUST AND
NORTH SQUARE INVESTMENTS, LLC

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of [ ], is entered into by and between Exchange Place Advisors Trust, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as may be amended from time to time (each a “Fund”), and North Square Investments, LLC, a Delaware Limited Liability Company (the “Adviser’’).

WITNESSETH:

WHEREAS, each Fund is a series of the Trust having its own investment objective or objectives, policies, limitations and separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management and other services; and

WHEREAS, the Trust, on behalf of each Fund, desires to retain the Adviser to render advice and services to each Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services; and

WHEREAS, the Adviser agrees to serve as the investment adviser for each Fund on the terms and conditions set forth herein; and

WHEREAS, the Adviser may retain one or more investment sub-advisers (the “Sub-Advisers”) and other parties to render portfolio management and other investment advisory and related services to the Funds pursuant to, in the case of the Sub-Advisers, investment sub-advisory agreements between the Adviser and each such Sub-Adviser (each, a “Sub-Advisory Agreement”);

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to render investment advisory and related services to each Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or “Board”).

2. DUTIES OF THE ADVISER.

(a) Subject to the provisions of this Agreement, and subject to the direction and control of the Board, the Adviser shall:

 (i) act as investment adviser for each Fund and supervise and manage the investment and reinvestment of each Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the Fund;

(ii) develop and provide the investment program for each Fund, including determining what portion of each Fund’s investment portfolio will be invested in securities and other assets and what portion, if any, will be uninvested, subject to the Fund’s investment objectives, strategies and policies as set forth in its then-current prospectus or statement of additional information, or as otherwise determined by the Board;

(iii) arrange, subject to the provisions of Section 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of each Fund;

(iv) monitor the Fund’s compliance with its investment objectives, policies, and restrictions as set forth in its currently effective prospectus and statement of additional information;

(v) provide recommendations to the Board from time to time regarding each Fund’s investment objectives, strategies and policies, as the Adviser deems appropriate;

(vi) provide, as appropriate, investment research and prepare and make available to the Fund research and statistical data in connection therewith;

(vii) keep the Trust and Board fully informed with regard to each Fund’s investment performance and investment mandate compliance; and

(viii) furnish the Trust and Board with such other documents and information as the Trust may from time to time reasonably request.

(b) In addition to providing investment advisory and related services set forth in Section 2(a) of the Agreement, the Adviser shall provide administrative services and facilities relating to the business operations of each Fund that are not (1) provided by employees of, or other agents engaged by, the Trust or (2) required to be provided by any person pursuant to an agreement or arrangement with the Fund. Such administrative and management services include, but are not limited to the following:

(i) Coordinating and supervising, together with the Trust’s Administrator, all aspects of the Trust’s operations, including matters relating to the functions of the custodians, depositories, transfer and pricing agents, accountants, underwriters, brokers and dealers, insurers, printers, Funds auditors, counsel and other parties performing services or operational functions for the Funds, as well as serving as the primary liaison between such service providers and the Board;

(ii) providing office space, equipment, office supplies and other facilities, including for Board and Board Committee meetings and records of the Funds;

(iii) coordinating and overseeing the preparation and filing with the Securities and Exchange Commission (“SEC”) of registration statements, notices, shareholder reports, proxy statements and other material for the Funds required to be filed under applicable law;

(iv) overseeing and assisting in the preparation of all general or routine shareholder communications;

(v) supervising and monitoring the pricing process, including calculating the Funds’ net asset value(s), assisting in the fair valuation of all assets of the Funds for which market quotations are not readily available or as otherwise required with the Investment Company Act of 1940, as amended (the “1940 Act”), or the Trust’s valuation procedures, and monitoring valuation information received from the independent third-party pricing services and brokers;

(vi) arranging, as may be reasonably requested by the Board, for officers and employees of the Adviser to serve as Board members, officers, or agents of the Trust;

(vii) coordinating, preparing and distributing, as applicable, materials for Board and Board Committee meetings, including reports, evaluations, information, surveys, statistical analyses or other materials on corporate and legal and regulatory issues relevant to the Fund’s business as the Board may reasonably request from time to time, including in connection with the Board’s annual review of the Fund’s Investment Advisory Agreement, any Sub-Advisory Agreement, and related agreements;

(viii) overseeing and monitoring the Funds’ compliance with their policies and procedures and with applicable federal, state and foreign securities laws, and the rules and regulations thereunder, as applicable, including, without limitation, the 1940 Act, the Securities and Exchange Act of 1934, as amended (the “1934 Act”), and the Securities Act of 1933, as amended, and the rules promulgated under each of the foregoing;

(ix) administering the Funds’ code of ethics and reporting to the Board on compliance therewith;

(x) assisting, as relevant, the Funds in connection with regulatory examinations, inspections or investigations of the Funds;

(xi) monitoring, budgeting, approving and arranging for payment of expenses of the Funds;

(xii) monitoring Board compliance with personal trading guidelines;

(xiii) overseeing the Trust’s fidelity bond coverage and insurance coverage and administering claims thereunder, and filing any:fidelity bonds and related notices with the Securities and Exchange Commission (the “SEC”) as required by the 1940 Act;

(xiv) assisting the Funds with their obligations under Section 302 and 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2 under the 1940 Act, including the establishment and maintenance of internal controls and procedures that are reasonably designed to ensure that information prepared or maintained in connection with administration services provided hereunder is properly recorded, processed, summarized, or reported by the Adviser or its affiliates on behalf of the Funds so that it may be included in financial information certified by Fund officers in applicable filings;

(xv) overseeing the maintenance of the Trust’s books and records in accordance with all applicable federal and state securities laws and regulations, subject to the provisions of Section 7 hereof;

(xvi) overseeing the administration and implementation of the Funds’ privacy policy (including any required distribution thereof) as required under Regulation S-P;

(xvii) implementing and maintaining a business continuation and disaster recovery program for the Funds;

(xviii) arranging for all meetings of shareholders, including collecting all information required for the preparation of proxy statements, preparing and filing with appropriate regulatory agencies such proxy statements, supervising the solicitation of shareholders and shareholder nominees in connection therewith, tabulating (or supervising the tabulation of) votes, responding to all inquiries regarding such meetings from shareholders, the public and the media, and retaining all minutes and all other records required to be kept in connection with such meetings;

(xix) maintaining and retaining all charter documents and filing all documents required to maintain the Fund’s organizational status under applicable state law and as a registered investment company;

(xx) performing due diligence on the Trust’s third-party service providers and negotiating service agreements with those third-parties; and

(xxi) providing such other services as the parties hereto may agree upon from time to time for the efficient operation of the Fund.

3. SUB-ADVISERS AND SUB-CONTRACTORS.

(a) The Adviser, with approval of the Board, may delegate some or all of its investment advisory duties under this Agreement to one or more Sub-Advisers that are registered under the Advisers Act, including but not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such Sub-Adviser; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the requirements of the 1940 Act as such requirements may be modified by rule, regulation or order of the SEC; and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and under applicable law. In addition, the Adviser may engage other parties to assist it with any of the administrative and management services referenced in Section 2 hereof.

(b) To the extent the Adviser delegates any of its duties under this Agreement with respect to a Fund to one or more Sub-Advisers, each such Sub-Adviser shall perform its duties subject to the direction and control of the Adviser. The Adviser shall retain overall supervisory responsibility for the general management and investment of the assets of any sub-advised Fund. With respect to any sub-advised Fund, the Adviser’s responsibilities shall include evaluating and recommending the selection, retention, removal or replacement of one or more sub-advisers, and determining, as the Adviser deems appropriate, the portion of the Fund’s assets to be managed by any given Sub-Adviser and reallocating those assets as necessary from time to time, subject to Board approval. In addition, the Adviser’s responsibilities with respect to any sub-advised Fund shall include:

(i) Supervision of each Sub-Adviser in its performance of its duties under the Sub-Advisory Agreement or other arrangement;

(ii) Assessment of each Fund’s investment focus and investment strategy for each sub-advised portion (whole or in part) of the Fund;

(iii) Monitoring the investment performance of each Sub-Adviser and reviewing and reporting to the Board periodically on the performance of the investment adviser and recommending action(s) as appropriate;

(iv) Conducting periodic in-person or telephonic due diligence meetings as deemed necessary by the Adviser;

(v) Monitoring each Sub-Adviser to confirm its compliance with the investment objectives, strategies, policies and restrictions of a Fund, for any changes that may impact the Fund or the Sub-Adviser’s operations or overall business continuity, for the Sub-Adviser’s adherence to legal and compliance procedures, for any litigation enforcement or regulatory matters relating to the Sub-Adviser, and with respect to the Sub-Adviser’s brokerage practices and trading quality;

(vi) Analyzing/researching, selecting, and making recommendations to replace a Sub-Adviser or portfolio manager thereof, as the Adviser deems appropriate, and assisting in managing the transition process when any Sub-Adviser or portfolio manager thereof is appointed, terminated, or replaced;

(vii) Monitoring each Sub-Adviser’s voting of proxies with respect to the applicable Funds’ portfolio holdings;

(viii) Performing such other periodic monitoring and reporting functions as the Board shall reasonably request consistent with this Agreement and applicable law.

4. REPRESENTATIONS OF THE ADVISER. In the performance of its duties under this Agreement, the Adviser:

(a) shall, in all matters, give to the Trust and its Board the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Trust to conform to: (i) the provisions of the 1940 Act and all applicable rules and regulations of the SEC thereunder; (ii) all other applicable provisions of state and federal law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents may be amended from time to time; (iv) the investment objectives and policies of each Fund as set forth in its registration statement on Form N-lA in effect from time to time; and (v) compliance policies and procedures of the Trust as adopted by the Board;

(b) will, with respect to each Fund’s assets not managed by a Sub-Adviser, arrange for the placing of all orders for the purchase and sale of securities and other assets for the Fund’s account either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider not only available prices (including commissions), but also other relevant factors such as, without limitation, the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. To the extent permitted by law, and consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. Subject to Section 28(e) of the 1934 Act and any SEC staff interpretations thereof and such other conditions and limitations as may be established by the Board from time to time, if any, a commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. The Adviser may aggregate sales and purchase orders of the securities and other assets of a Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same security or other asset on behalf of a Fund and one or more other accounts advised by the Adviser or its affiliates, the Adviser will allocate the order as to price and amount among all such accounts in a manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances;

(c) will treat confidentially and as proprietary information of each Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

(d) will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with its approval of this Agreement;

(e) will supply such information to the Trust and permit such compliance inspections by the Trust as shall be reasonably necessary to respond to the reasonable requests of the Board, including without limitation full copies of all letters received by the Adviser during the term of this Agreement from the staff of the SEC regarding its examination of the activities of the Adviser; and

(f) will use its best efforts to assist the Trust and each Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written assessment of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-l under the 1940 Act.

5. REPRESENTATIONS OF THE TRUST. The Trust represents, warrants and agrees that it:

(a) has all requisite power and authority to enter into and perform its obligations under this Agreement;

(b) has taken all necessary actions to authorize its execution, delivery and performance of this Agreement; and

(c) has furnished to the Adviser copies of each of the following documents: (i) the Agreement and Declaration of Trust of the Trust; (ii) the By-Laws of the Trust; (iii) the resolutions of the Board approving the engagement of the Adviser as investment adviser of the Funds and approving the form of this Agreement; and (iv) current copies of each Fund’s prospectus and statement of additional information. The Trust shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.

6. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Adviser or any officer, employee or affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

7. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Adviser maintaining copies of any such records, including the performance records of each Fund, and will not object to the Adviser using such performance records to promote its services to other accounts, including other fund accounts.

8. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so in this Agreement or another writing by the Trust to the Adviser, have no authority to act for or represent the Trust or a Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be of similar or different from that given to the Fund.

9. EXPENSES.

(a) The Adviser shall pay all operating expenses of each Fund except as excluded by paragraph (b) hereunder, including the compensation and expenses of any employees of the Fund and any other persons rendering services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, administrator, accounting and pricing services agent and underwriter of the Fund; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s current and prospective shareholders; the cost of printing or preparing stock certificates or other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; the Fund’s allocated pro-rata portion of the fees and expenses of those Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the 1940 Act, and costs and fees of the legal counsel to the Independent Trustees; and all other operating expenses not specifically assumed by the Fund; and

(b) The Fund shall pay all brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trustees and officers with respect thereto.

10. COMPENSATION. Each Fund agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Adviser under this Agreement will be reduced to the extent required by any expense limitation agreement. The Adviser, in its sole discretion, may voluntarily absorb certain Fund expenses not otherwise excluded herein or waive all or a portion of its fee.

11. LIABILITY; STANDARD OF CARE; INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, statement of additional information, and advertising and sales materials), except for information supplied by the parties unaffiliated with the Adviser (including any Sub-Adviser) for inclusion therein. The Adviser will not be liable for any error of judgment or mistake oflaw or for any loss suffered by Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) The Adviser shall indemnify and hold harmless the Trust from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Adviser’s obligation under this Section 11 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Trust’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

(c) The Trust shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Trust’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Trust’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Trust’s obligation under this Section 11 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

12. DURATION AND TERMINATION. This Agreement shall become effective with respect to each Fund as of the corresponding effective date indicated in Appendix A and, unless sooner terminated with respect to a Fund as provided herein, shall continue in effect for a period of two years as to such Fund. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time as to a Fund, without the payment of any penalty, upon giving the Adviser 60 days’ notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Adviser on 60 days’ written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.

13. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

14. AMENDMENT OF THIS AGREEMENT. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

15. ADDITIONAL SERIES. The amendment of Appendix A of this Agreement for the sole purpose of adding one or more Funds shall not be deemed an amendment of this Agreement or an amendment affecting an already existing Fund and requiring the approval of shareholders of that Fund.

16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

17. USE OF THE NAME AND BRAND FOR THE FUND(S). The Adviser has consented to the use by each Fund of the name, brand, associated logo or trademark, or identifying word “North Square” in the name of the Fund. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Fund. The name and brand or identifying word “North Square” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require any Fund to cease using “North Square” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser.

18. ADDITIONAL LIMITATION OF LIABILITY. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be.

19. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

20. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE TRUST:

EXCHANGE PLACE ADVISORS TRUST,
on behalf of each Fund listed on Appendix A

By:
Name:
Title:

THE ADVISER:

NORTH SQUARE INVESTMENTS, LLC

By:
Name:
Title:

APPENDIX A

Fund	Advisory Fee	Effective Date
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF	0.60%	[ ]

APPENDIX B

OUTSTANDING SHARES AS OF THE RECORD DATE

Fund Name	Class	Number of Shares Outstanding
North Square Altrinsic International Equity Fund	Class I	8,056,590.6660

North Square Core Plus Bond Fund	Class I	2,453,745.6440

North Square Dynamic Small Cap	Class A	3,276,742.9030
	Class I	33,009,272.7310

North Square Kennedy MicroCap Fund	Class A	0.0000
	Class I	1,774,701.9280

North Square McKee Bond Fund	Class I	4,016,648.4470
	Class R6	16,634,769.2560

North Square Preferred and Income Securities Fund	Class I	15,484,923.5680

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF	Undesignated	720,000.0000

North Square Select Small Cap Fund	Class I	1,848,677.8360

North Square Small Cap Value Fund	Class I	9,039,643.2420
	Investor Class	520,167.5810

North Square Spectrum Alpha Fund	Class A	5,205,134.0370
	Class I	2,455,227.9770

North Square Strategic Income Fund	Class A	523,304.8120
	Class I	67,694,277.1990

North Square Tactical Defensive Fund	Class A	992,552.6380
	Class C	156,495.8110
	Class I	1,662,125.1630

North Square Tactical Growth Fund	Class A	6,135,612.7270
	Class C	3,409,270.8660
	Class I	22,768,409.4580

B-1

APPENDIX C

INFORMATION REGARDING CURRENT ADVISORY AGREEMENTS

Fund	Effective Date of Advisory Agreement	Date Last Approved/Renewed By Board	Advisory Fee	Advisory Fees Paid to NSI (Adviser) In Last Fiscal Year
North Square Spectrum Alpha Fund	January 11, 2022	Sept. 23-24, 2025	0.20%	$406,941
North Square Preferred and Income Securities Fund	January 11, 2022	Sept. 23-24, 2025	0.75%	$1,827,328
North Square Dynamic Small Cap Fund	September 27, 2018	Sept. 23-24, 2025	0.90%	$2,871,917
North Square Strategic Income Fund	December 17, 2019	Sept. 23-24, 2025	0.56%	$1,011,179
North Square Select Small Cap Fund (formerly North Square Advisory Research Small Cap Value Fund)	January 11, 2022	Sept. 23-24, 2025	0.70%	$80,094
North Square Altrinsic International Equity Fund	August 6, 2020	Sept. 23-24, 2025	0.80%	$427,133
North Square McKee Bond Fund	August 6, 2020	Sept. 23-24, 2025	0.24%	$15,393
North Square Tactical Growth Fund	December 16, 2020	Sept. 23-24, 2025	First $150 million 1.25% Over $150 million up to $500 million 1.00% Thereafter 0.85%	$5,519,512
North Square Tactical Defensive Fund	December 16, 2020	Sept. 23-24, 2025	First $150 million 1.25% Over $150 million up to $500 million 1.00% Thereafter 0.85%	$645,278
North Square Core Plus Bond Fund (formerly North Square Trilogy Alternative Return Fund)	December 16, 2020	Sept. 23-24, 2025	0.38%	$0
North Square Kennedy MicroCap Fund	June 10, 2024	Sept. 23-24, 2025	1.20%	$66,181
North Square Small Cap Value Fund	March 28, 2025	March 27-28, 2025	0.85%	$1,367,040
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF	December 16, 2024	Dec. 3-4, 2024	0.60%	$29,438

C-1

APPENDIX D

FUND SUB-ADVISER(S)

Fund	Sub-Adviser(s)
North Square Spectrum Alpha Fund	CSM Advisors, LLC
North Square Preferred and Income Securities Fund	Red Cedar Investment Management, LLC
North Square Dynamic Small Cap Fund	Algert Global LLC
North Square Strategic Income Fund	Red Cedar Investment Management, LLC
North Square Select Small Cap Fund (formerly North Square Advisory Research Small Cap Value Fund)	Advisory Research, Inc.
North Square Altrinsic International Equity Fund	Altrinsic Global Advisors, LLC
North Square McKee Bond Fund	CSM Advisors, LLC
North Square Tactical Growth Fund	CSM Advisors, LLC
North Square Tactical Defensive Fund	CSM Advisors, LLC
North Square Core Plus Bond Fund (formerly North Square Trilogy Alternative Return Fund)	CSM Advisors, LLC Red Cedar Investment Management, LLC
North Square Kennedy MicroCap Fund	Kennedy Capital Management LLC
North Square Small Cap Value Fund	CSM Advisors, LLC
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF	Red Cedar Investment Management, LLC

D-1

APPENDIX E

OPERATING EXPENSE RATIO LIMITS

Fund	Operating Expense Caps
North Square Spectrum Alpha Fund	1.30% (Class A), 1.05% (Class I)
North Square Preferred and Income Securities Fund	0.97% (Class I)
North Square Dynamic Small Cap Fund	1.24% (Class A), 0.99% (Class I)
North Square Strategic Income Fund	0.93% (Class A), 0.68% (Class I)
North Square Select Small Cap Fund (formerly North Square Advisory Research Small Cap Value Fund)	0.94% (Class I)
North Square Altrinsic International Equity Fund	0.97% (Class I)
North Square McKee Bond Fund	0.28% (Class R6), 0.47% (Class I)
North Square Tactical Growth Fund	1.30% (Class A), 1.30% (Class C), 1.30% (Class I)
North Square Tactical Defensive Fund	1.70% (Class A), 1.70% (Class C), 1.70% (Class I)
North Square Core Plus Bond Fund (formerly North Square Trilogy Alternative Return Fund)	0.58% (Class I)
North Square Kennedy MicroCap Fund	1.72% (Class A), 1.47% (Class I)
North Square Small Cap Value Fund	1.25% (Investor Class), 1.25% (Class I)
North Square RCIM Tax-Advantaged Preferred and Income Securities ETF	N/A

E-1

APPENDIX F

Beneficial Owners of 5% or more of fund shares

As of the Record Date (October 23, 2025), the persons who held of record 5% or more of the outstanding shares of any class of shares of each Fund are listed below. The following record owners of each Fund and class held the share amounts and corresponding percentages indicated below, which were owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares and as to which such record owners may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders. Beneficial share ownership by a Fund trustee or officer, as the case may be, is noted. To the knowledge of each Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of such Fund.

North Square Altrinsic International Equity Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Class I	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	2,721,305.0350	Record	33.78%
Class I	Saxon & Co./FBO 20270025321508 P.O. Box 94597 Cleveland, OH 44101-4597	2,640,413.9700	Record	32.77%
Class I	Pershing LLC Mutual Fund Omnibus ST SIDE BIN c/o Mutual Fund Omnibus Department One Pershing Plaza Jersey City, NJ 07399-0001	657,861.9500	Record	8.17%
Class I	U.S. Bank FBO/North Square Multi Strategy Fund 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212	448,162.1210	Record	5.56%
Class I	Wells Fargo Clearing Services A/C 2229-3323 1 North Jefferson Avenue St. Louis, MO 63103-2287	446,329.0810	Record	5.54%

North Square Core Plus Bond Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Class I	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	1,344,888.3930	Record	54.81%
Class I	Band & Co. c/o U.S. Bank N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212	513,154.1630	Record	20.91%
Class I	SEI Private Trust Company c/o ID 337 Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	236,419.6770	Record	9.64%
Class I	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	128,935.1060	Record	5.25%

North Square Dynamic Small Cap Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Class A	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 211 Main Street San Francisco, CA 94105-1901	2,419,351.6670	Record	73.83%
Class A	John Hancock Trust Company LLC 200 Berkeley Street Boston, MA 02116	731,959.1790	Record	22.34%
Class I	Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	10,950,948.5660	Record	33.18%
Class I	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	4,440,467.2530	Record	13.45%
Class I	Vallee & Co. FBO FCB CO Reliance Trust Company WI Mailcode: BD1N Attn: MF 4900 West Brown Deer Road Milwaukee, WI 53223	3,755,818.3410	Record	11.38%
Class I	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	3,026,262.3600	Record	9.17%
Class I	U.S. Bank FBO/North Square Multi Strategy Fund 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212	2,753,430.6830	Record	8.34%
Class I	Raymond James and Associates Inc. Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	2,556,822.7580	Record	7.75%

North Square Kennedy MicroCap Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Class I	U.S. Bank FBO/North Square Multi Strategy Fund 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212	1,063,362.2850	Record	59.92%
Class I	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	471,035.0370	Record	26.54%

North Square McKee Bond Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Class I	John Hancock Trust Company LLC 200 Berkeley Street Boston, MA 02116	3,764,071.7530	Record	93.71%
Class R6	Saxon & Co./FBO 20100027833296 P.O. Box 94597 Cleveland, OH 44101-4597	8,032,935.8620	Record	48.29%
Class R6	SEI Private Trust Company c/o ID 337 Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	4,091,695.1590	Record	24.60%
Class R6	First Commonwealth Bank Trust 654 Philadelphia Street Indiana, PA 15701	2,303,844.3610	Record	13.85%
Class R6	Capino c/o U.S. Bank N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	1,081,600.9430	Record	6.50%

North Square Preferred and Income Securities Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Class I	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	4,991,187.7130	Record	32.23%
Class I	Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	3,501,246.0990	Record	22.61%
Class I	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	2,995,950.9790	Record	19.35%
Class I	Capino c/o U.S. Bank N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	1,894,472.4110	Record	12.23%
Class I	Raymond James and Associates Inc. Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	1,248,709.9810	Record	8.06%

North Square Select Small Cap Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Class I	U.S. Bank FBO/North Square Multi Strategy Fund 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212	1,593,515.1660	Record	86.20%
Class I	Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	177,875.1210	Record	9.62%

North Square Small Cap Value Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Class I	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 211 Main Street San Francisco, CA 94105-1901	7,510,904.3420	Record	83.09%
Class I	Bancmont – IRA Cash P.O. Box 2309 Great Falls, MT 59403	584,253.4930	Record	6.46%
Investor Class	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 211 Main Street San Francisco, CA 94105-1901	253,116.3220	Record	48.66%
Investor Class	National Financial Services Co. 499 Washington Boulevard Jersey City, NJ 07310	162,503.6760	Record	31.24%

North Square Spectrum Alpha Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Class A	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	449,345.4690	Record	8.63%
Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	432,066.2220	Record	8.30%
Class A	Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	298,546.3810	Record	5.74%
Class I	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	562,812.9100	Record	22.92%
Class I	Pershing LLC Mutual Fund Omnibus ST SIDE BIN c/o Mutual Fund Omnibus Department One Pershing Plaza Jersey City, NJ 07399-0001	514,167.8830	Record	20.94%
Class I	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	364,255.0370	Record	14.84%
Class I	Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	198,451.2090	Record	8.08%
Class I	Raymond James and Associates Inc. Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	174,726.0960	Record	7.12%
Class I	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	163,561.9840	Record	6.66%

North Square Strategic Income Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Class A	Raymond James and Associates Inc. Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	371,539.2630	Record	71.00%
Class A	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	67,984.6800	Record	12.99%
Class I	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	22,106,850.0460	Record	32.66%
Class I	Raymond James and Associates Inc. Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	14,289,065.4690	Record	21.11%
Class I	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	10,970,316.7600	Record	16.21%
Class I	Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	7,772,516.1100	Record	11.48%
Class I	Capino c/o U.S. Bank N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	7,273,625.7160	Record	10.74%

North Square Tactical Defensive Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	156,900.2850	Record	15.81%
Class A	Pershing LLC Mutual Fund Omnibus ST SIDE BIN c/o Mutual Fund Omnibus Department One Pershing Plaza Jersey City, NJ 07399-0001	125,062.3190	Record	12.60%
Class A	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	121,085.3350	Record	12.20%
Class A	Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	105,614.1440	Record	10.64%
Class A	LPL Financial A/C 1000-0007 9785 Towne Centre Drive San Diego, CA 92121-1968	94,118.9320	Record	9.48%
Class C	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	92,458.9430	Record	59.08%
Class C	Pershing LLC Mutual Fund Omnibus ST SIDE BIN c/o Mutual Fund Omnibus Department One Pershing Plaza Jersey City, NJ 07399-0001	30,670.8230	Record	19.60%
Class C	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	17,658.9560	Record	11.28%

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Class I	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	956,230.5900	Record	57.53%
Class I	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	191,830.8440	Record	11.54%
Class I	Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	154,889.2140	Record	9.32%
Class I	UBS WM USA/0O0 11011 6100 SPEC CDY A/C EBOC UBSFI 1000 Harbor Boulevard Weehawken, NJ 07086-6761	120,563.6160	Record	7.25%
Class I	Pershing LLC Mutual Fund Omnibus ST SIDE BIN c/o Mutual Fund Omnibus Department One Pershing Plaza Jersey City, NJ 07399-0001	115,859.5170	Record	6.97%

North Square Tactical Growth Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Class A	Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	1,199,149.4010	Record	19.54%
Class A	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	938,219.0370	Record	15.29%
Class A	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	868,780.4590	Record	14.16%
Class A	Merrill Lynch Pierce Fenner & Smith Inc. For Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	777,164.5290	Record	12.67%
Class A	Pershing LLC Mutual Fund Omnibus ST SIDE BIN c/o Mutual Fund Omnibus Department One Pershing Plaza Jersey City, NJ 07399-0001	663,418.9990	Record	10.81%
Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	543,987.8980	Record	8.87%
Class C	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	1,313,452.8270	Record	38.53%
Class C	Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	706,857.6410	Record	20.73%
Class C	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	526,748.7900	Record	15.45%

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Class C	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	320,980.5660	Record	9.41%
Class I	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	4,591,560.7240	Record	20.17%
Class I	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	3,840,628.8820	Record	16.87%
Class I	Raymond James and Associates Inc. Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	3,742,627.1270	Record	16.44%
Class I	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 211 Main Street San Francisco, CA 94105-1901	2,513,988.4740	Record	11.04%
Class I	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	2,175,685.9470	Record	9.56%
Class I	Pershing LLC Mutual Fund Operations FBO Project National 95 Christopher Columbus Drive Jersey City, NJ 07302-2978	2,139,087.4340	Record	9.39%
Class I	Merrill Lynch Pierce Fenner & Smith Inc. For Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	1,817,739.5900	Record	7.98%

North Square RCIM Tax-Advantaged Preferred and Income Securities ETF

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
U.S. Bank N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	543,304	Record	75.46%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1901	66,370	Record	9.22%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	65,633	Record	9.12%

PROXY PROXY

EXCHANGE PLACE ADVISORS TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 19, 2025
225 PICTORIA DRIVE, SUITE 450, CINCINNATI, OH 45246

NORTH SQUARE PREFERRED AND INCOME SECURITIES FUND

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of the above-mentioned Fund, hereby appoints Karen Jacoppo-Wood and Ian Martin, proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held in person at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 at 2:00 PM Eastern Time, on December 19, 2025, and any adjournments or postponements thereof (the "Meeting"). In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

<u>THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:</u>

1. **By Phone:** Call Okapi Partners toll-free at: **(877) 279-2311** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: **www.OkapiVote.com/EPAT2025** and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on December 19, 2025

P R OXY P ROXY EX C H A N G E PL AC E A D VISO R S TR U ST SPE C I A L MEETI N G O F S H A R E H O L D E R S T O B E H ELD D E C E MB E R 1 9 , 2 0 2 5 2 2 5 PI C T OR I A D RIVE, S U IT E 4 5 0, C I N C I N N A T I, O H 4 5 2 46 NOR TH SQ U A R E P R EFER R ED A N D I N C OM E SE C U R IT IES F UN D T H IS P R OX Y IS B EI N G SO L IC IT ED B Y T H E B O AR D O F T RU STEE S . T h e u n d e rsig n ed h o ld er o f sha res o f t h e a b o v e - m e n tio n e d F u n d, h e re b y a p p oints K a ren Jacoppo - Wo od an d I a n M arti n , proxies f or t h e u n d ersig n e d , w ith f u ll p o w ers of s u bstit u tion a n d revocatio n , t o re p rese n t t h e u n d e rsig n ed a n d to vo t e on b e h alf of th e u n d ersig n ed all sh a res of b e n e ficial in t erest w hich t h e u n d ersig n ed is e n t itled to vot e at t h e S p e cial M e e ting o f Sh a re h old e rs o f t he F u n d to b e h e ld in p erson at t h e o f fices o f U lti m us F u n d S o lu t io n s, LL C , 2 2 5 Pict o ria D rive, S u ite 4 5 0 , C incin n a t i, Oh io 4 5 2 4 6 at 2 : 0 0 PM E a st e rn T i me , o n D ece m b er 1 9 , 2 0 2 5 , a nd a ny a djo u r n m e n ts or p os t p o n e m e n ts t h e r e o f (t h e ” M e e tin g “) . In t h eir discre t io n , t he p roxy h old e rs n a m ed a b ove are a u t h orized to vot e u p o n s u ch o t h er m a t t e rs a s m ay p ro p erly com e b e f o re t h e m e e t i n g or a ny a djo u r n m e n ts or p ost p o n em e n ts . R E C EIPT O F T H E N O T I C E O F T H E SPE C I A L MEETI N G A N D T H E AC COMP A N Y I N G P R OX Y ST A TE M ENT IS H E R E B Y AC K N OW L E D GED . T H IS P R OX Y CA R D WILL B E VO T ED A S I N ST RUC TE D . IF N O SPE C IFI C A TION IS MAD E A N D T H E P R OXY CA R D IS EXE C U TE D , T H E P R OXY CA R D W ILL B E VO T E D “FO R ” T H E P R OP O S A L SET F OR TH O N T H E R EVE R SE . Da t e P L E A S E VO T E V IA TH E IN T E R N E T OR T E L E P HO N E OR M A RK, S IGN, D A TE A N D R E TU RN T HIS P R O X Y U S I N G T HE E N C L O SE D E NV E L O PE CONTIN U E D O N THE R E V E R S E S I D E EVERY SH A RE H OL D E R’S V OTE I S I M PO R T A N T! VOTE T H IS P R OXY C A R D TOD A Y ! THERE A R E 3 E A S Y W A Y S TO VOTE Y OUR PR O XY: 1. By P hone : Ca l l Oka p i P a r tners tol l - free at : (877) 279 - 2311 to v o te with a liv e p r o x y se r vice s repr e se ntat ive . Representativ e s a r e ava ilabl e to take yo ur vot e or to an swe r any questio n s Monday th r ough F r ida y 9 : 00 A M to 9 : 00 P M ( ES T) . OR 2. By I n te r ne t : Refer to yo ur p rox y c ard for the c ont r o l number and go to: www. O kapi V ote.com/ EP AT 2025 and fo l low the sim p l e on - sc reen i n st ructions. OR 3. By M ail: Sign , Date, and Retu r n this p r ox y ca r d using t h e en close d po sta g e - pa i d enve lop e. If p ossi b le, p lease u tilize o pti o n 1 or 2 to e ns ur e that y o ur v o te is r eceived a n d r e g is t e r ed in time f o r the me e ti n g o n December 1 9 , 2025 S H AR ES : No t e : P l e a s e d a t e an d s i g n e x a c tl y as t he na me ap p e a r s o n t h i s p r ox y c a r d . W h e n s ha r es a r e h e l d by j o i nt own e r s /t e n a n t s , at l e a s t o n e h o l d er s h ou l d s i g n . W h e n s i g n i n g i n a fi du c i a r y c a p a c i t y , s u c h as ex e c u t o r , a d m i n i s tr a t o r , tr u s t e e, a tt o r ne y , g ua r d i an e t c . , p l e as e s o i n d i c a t e . Co r po r a t e a nd p a rt n e r s h i p p r o x i e s s h ou l d be s i g n e d b y an au t ho ri ze d pe r s o n . S i g na t u r e ( s ) ( T i t l e ( s ) , i f a p p li c ab l e) CON T R O L #:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2.

INSTRUCTIONS: TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2025

THE NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS, PROXY STATEMENT AND PROXY CARD ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/EPAT

I N S TR U CTION S : TO V O T E , M A R K B L OC K S BE L O W IN B LUE O R B L A C K I N K A S S H OW N IN THIS E X A M P L E : X P L E A S E F O L D AL ONG TH E PE RF ORAT I ON, D E TA CH AND RE TU R N THE U P P ER P OR TION IN T HE E N C L O S E D E N VE L O PE . CONTIN U E D A ND T O B E S IG N E D O N R E V E R S E S IDE IMPO R T AN T N OTI C E R E G ARD I N G T H E A V A ILA B ILITY OF P R O X Y MA T ER I A LS F O R T H E SPE C I A L ME E TI N G OF S HAR E H OL D E R S TO BE H E LD ON D E C EMBE R 19, 2025 T H E N OTI C E OF SPE C I A L ME E TI N GS OF S HAR E H OL D E R S , P R O X Y S T A T E ME N T A N D P R O X Y CAR D AR E A V A ILA B LE A T : W W W.O K A P I V OT E . C O M/EP A T F OR AGA I N ST AB ST A IN 1 T o a p prove n e w invest m e n t a dvis o ry a gre em e n ts (t h e ” N ew A d visory A g re em e n ts” ) b e t w e e n t h e T rust, on b e h alf o f t h e a b o v e - m e n tio n ed Fu n d, a n d N orth S q u a r e I n vest m e n t s, L LC ( ” N SI”) 2 . T o a p prove an a m e n d m e n t t o t h e f u n d am e n t a l con ce ntr a t ion p ol i cy o f t h e N orth S q u a re P re f erred a n d I n co m e S e curities F u n d . To tr a n sact suc h o t h er b usin e ss a s m ay p ro p erly com e b e f o re t h e S p ecial M e e ting or a ny a djo u rn m e n ts or p os t p o n em e n ts t h ere o f T H E B OA R D O F T RU STEES R E C O MM E N D S A VOTE ” F O R ” P R OPOS A L 1 A N D ” F O R ” P R OPOS A L 2 .

PROXY PROXY

EXCHANGE PLACE ADVISORS TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 19, 2025
225 PICTORIA DRIVE, SUITE 450, CINCINNATI, OH 45246

[INSERT FUND NAME HERE]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of the above-mentioned Fund, hereby appoints Karen Jacoppo-Wood and Ian Martin, proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held in person at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 at 2:00 PM Eastern Time, on December 19, 2025, and any adjournments or postponements thereof (the "Meeting"). In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **(877) 279-2311** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: **www.OkapiVote.com/EPAT2025** and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on December 19, 2025

P R OXY P ROXY EX C H A N G E PL AC E A D VISO R S TR U ST SPE C I A L MEETI N G O F S H A R E H O L D E R S T O B E H ELD D E C E MB E R 1 9 , 2 0 2 5 2 2 5 PI C T OR I A D RIVE, S U IT E 4 5 0, C I N C I N N A T I, O H 4 5 2 46 [ I N SE R T F UN D N A ME H E R E] T H IS P R OX Y IS B EI N G SO L IC IT ED B Y T H E B O AR D O F T RU STEE S . T h e u n d e rsig n ed h o ld er o f sha res o f t h e a b o v e - m e n tio n e d F u n d, h e re b y a p p oints K a ren Jacoppo - Wo od a n d I a n M arti n , proxies f or t h e u n d ersig n e d , w ith f u ll p o w ers of s u bstit u tion a n d revocatio n , t o re p rese n t t h e u n d e rsig n ed a n d to vo t e on b e h alf of th e u n d ersig n ed all sh a res of b e n e ficial in t erest w hich t h e u n d ersig n ed is e n t itled to vot e at t h e S p e cial M e e ting o f Sh a re h old e rs o f t he F u n d to b e h e ld in p erson at t h e o f fices o f U lti m us F u n d S o lu t io n s, LL C , 2 2 5 Pict o ria D rive, S u ite 4 5 0 , C incin n a t i, Oh io 4 5 2 4 6 at 2 : 0 0 PM E a st e rn T i me , o n D ece m b er 1 9 , 2 0 2 5 , a nd a ny a djo u r n m e n ts or p os t p o n e m e n ts t h e r e o f (t h e ” M e e tin g “) . In t h eir discre t io n , t he p roxy h old e rs n a m ed a b ove are a u t h orized to vot e u p o n s u ch o t h er m a t t e rs a s m ay p ro p erly com e b e f o re t h e m e e t i n g or a ny a djo u r n m e n ts or p ost p o n em e n ts . R E C EIPT O F T H E N O T I C E O F T H E SPE C I A L MEETI N G A N D T H E AC COMP A N Y I N G P R OX Y ST A TE M ENT IS H E R E B Y AC K N OW L E D GED . T H IS P R OX Y CA R D WILL B E VO T ED A S I N ST RUC TE D . IF N O SPE C IFI C A TION IS MAD E A N D T H E P R OXY CA R D IS EXE C U TE D , T H E P R OXY CA R D W ILL B E VO T E D “FO R ” T H E P R OP O S A L SET F OR TH O N T H E R EVE R SE . Da t e P L E A S E VO T E V IA TH E IN T E R N E T OR T E L E P HO N E OR M A RK, S IGN, D A TE A N D R E TU RN T HIS P R O X Y U S I N G T HE E N C L O SE D E NV E L O PE CONTIN U E D O N THE R E V E R S E S I D E EVERY SH A RE H OL D E R’S V OTE I S I M PO R T A N T! VOTE T H IS P R OXY C A R D TOD A Y ! THERE A R E 3 E A S Y W A Y S TO VOTE Y OUR PR O XY: 1. By P hone : Ca l l Oka p i P a r tners tol l - free at : (877) 279 - 2311 to v o te with a liv e p r o x y se r vice s repr e se ntat ive . Representativ e s a r e ava ilabl e to take yo ur vot e or to an swe r any questio n s Monday th r ough F r ida y 9 : 00 A M to 9 : 00 P M ( ES T) . OR 2. By I n te r ne t : Refer to yo ur p rox y c ard for the c ont r o l number and go to: www. O kapi V ote.com/ EP AT 2025 and fo l low the sim p l e on - sc reen i n st ructions. OR 3. By M ail: Sign , Date, and Retu r n this p r ox y ca r d using t h e en close d po sta g e - pa i d enve lop e. If p ossi b le, p lease u tilize o pti o n 1 or 2 to e ns ur e that y o ur v o te is r eceived a n d r e g is t e r ed in time f o r the me e ti n g o n December 1 9 , 2025 S H AR ES : No t e : P l e a s e d a t e an d s i g n e x a c tl y as t he na me ap p e a r s o n t h i s p r ox y c a r d . W h e n s ha r es a r e h e l d by j o i nt own e r s /t e n a n t s , at l e a s t o n e h o l d er s h ou l d s i g n . W h e n s i g n i n g i n a fi du c i a r y c a p a c i t y , s u c h as ex e c u t o r , a d m i n i s tr a t o r , tr u s t e e, a tt o r ne y , g ua r d i an e t c . , p l e as e s o i n d i c a t e . Co r po r a t e a nd p a rt n e r s h i p p r o x i e s s h ou l d be s i g n e d b y an au t ho ri ze d pe r s o n . S i g na t u r e ( s ) ( T i t l e ( s ) , i f a p p li c ab l e) CON T R O L #:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1.

INSTRUCTIONS: TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

	FOR	AGAINST	ABSTAIN
1 To approve new investment advisory agreements (the "New Advisory Agreements") between the Trust, on behalf of the above-mentioned Fund, and North Square Investments, LLC (“NSI”)	☐	☐	☐

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2025

THE NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS, PROXY STATEMENT AND PROXY CARD ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/EPAT

I N S TR U C TIO N S : TO V O T E , M A R K B LO C K S BE L O W I N B L U E O R B LA CK I NK A S S H O WN IN T H I S EX A M P L E : X P L E A S E F O L D AL ONG TH E PE RF ORAT I ON, D E TA CH AND RE TU R N THE U P P ER P OR TION IN T HE E N C L O S E D E N VE L O PE . CONTIN U E D A ND T O B E S IG N E D O N R E V E R S E S IDE IMPO R T AN T N OTI C E R E G ARD I N G T H E A V A ILA B ILITY OF P R O X Y MA T ER I A LS F O R T H E SPE C I A L ME E TI N G OF S HAR E H OL D E R S TO BE H E LD ON D E C EMBE R 19, 2025 T H E N OTI C E OF SPE C I A L ME E TI N GS OF S HAR E H OL D E R S , P R O X Y S T A T E ME N T A N D P R O X Y CAR D AR E A V A ILA B LE A T : W W W.O K A P I V OT E . C O M/EP A T F OR AGA I N ST AB ST A IN 1 T o a p prove n e w invest m e n t a dvis o ry a gre em e n ts (t h e ” N ew A d visory A g re em e n ts” ) b e t w e e n t h e T rust, on b e h alf o f t h e a b o v e - m e n tio n ed Fu n d, a n d N orth S q u a r e I n vest m e n t s, L LC ( ” N SI”) To tr a n sact suc h o t h er b usin e ss a s m ay p ro p erly com e b e f o re t h e S p ecial M e e ting or a ny a djo u rn m e n ts or p os t p o n em e n ts t h ere o f T H E B OA R D O F T RU STEES R E C O MM E N D S A VOTE ” F O R ” P R OPOS A L 1 .